Exhibit 10.1

CHASE ISSUANCE TRUST

THIRD AMENDED AND RESTATED

TRANSFER AND SERVICING AGREEMENT

among

CHASE BANK USA, NATIONAL ASSOCIATION,
Transferor, Servicer and Administrator

and

CHASE ISSUANCE TRUST,
Issuing Entity

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
Indenture Trustee and Collateral Agent

Dated as of December 19, 2007

TABLE OF CONTENTS

Page
ARTICLE I DEFINITIONS
Section 1.01	Definitions	3
Section 1.02	Other Definitional Provisions.	17
ARTICLE II CONVEYANCE OF COLLATERAL
Section 2.01	Conveyance of Collateral	19
Section 2.02	Acceptance by Trust.	20
Section 2.03	Representations and Warranties of Each Transferor Relating to Such Transferor	21
Section 2.04	Representations and Warranties of each Transferor Relating to this Agreement and any Series Supplement and the Collateral.	23
Section 2.05	Transfer of Ineligible Receivables and Ineligible Collateral Certificates.	27
Section 2.06	Reassignment of Collateral	29
Section 2.07	Additional Transferors	30
Section 2.08	Covenants of each Transferor	30
Section 2.09	Covenants of Each Transferor with Respect to Any Applicable Receivables Purchase Agreement	31
Section 2.10	[Reserved]	32
Section 2.11	Increases in the Invested Amount of an Existing Collateral Certificate.	32
Section 2.12	Addition of Collateral.	32
Section 2.13	Removal of Accounts.	37
Section 2.14	Account Allocations	38
Section 2.15	Discount Receivables.	39
ARTICLE III COLLECTIONS, ALLOCATIONS, DEPOSITS AND PAYMENTS
Section 3.01	Collections and Allocations	41
Section 3.02	Allocations of Finance Charge Collections, the Default Amount and the Trust Servicing Fee.	42
Section 3.03	Allocations of Principal Collections	42
Section 3.04	Allocations of Finance Charge Collections, the Default Amount, the Servicing Fee and Principal Collections Allocable to the Transferor Interest of an Asset Pool.	42
Section 3.05	Transfer of Defaulted Accounts	43
Section 3.06	Adjustments for Miscellaneous Credits and Fraudulent Charges.	43

i

SCHEDULES

Schedule 1                                List of Collateral Certificates
Schedule 2                                List of Accounts [Deemed Incorporated]

EXHIBITS

EXHIBIT A-1                          Form of Assignment of an Additional Collateral Certificate
EXHIBIT A-2                          Form of Assignment of Receivables in Additional Accounts
EXHIBIT B                              Form of Reassignment of Receivables in Removed Accounts
EXHIBIT C                              Form of Annual Servicer’s Certificate
EXHIBIT D-1                          Form of Opinion of Counsel with Respect to Amendments
EXHIBIT D-2                          Form of Opinion of Counsel with Respect to Collateral Certificates
EXHIBIT D-3                          Provisions to be Included in Annual Opinion of Counsel
EXHIBIT E                              Form of Power of Attorney
EXHIBIT F                              Form of Annual Certification
EXHIBIT G                              Servicing Criteria to be Addressed in Assessment of Compliance
EXHIBIT H                              Form of Opinion of Counsel Regarding Additional Accounts

v

This THIRD AMENDED AND RESTATED TRANSFER AND SERVICING AGREEMENT (the “Agreement”) among CHASE BANK USA, NATIONAL ASSOCIATION (the “Bank” or “Chase USA”), a national banking association, as Transferor, Servicer and Administrator, the CHASE ISSUANCE TRUST, a statutory business trust created under the laws of the State of Delaware, as Issuing Entity, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee and Collateral Agent, is made and entered into as of December 19, 2007.

RECITALS

WHEREAS, the predecessor to Chase USA, the Issuing Entity and the Indenture Trustee and Collateral Agent have heretofore executed and delivered a Transfer and Servicing Agreement, dated as of May 1, 2002 (as amended and supplemented or otherwise modified through the date hereof, including by the Assumption Agreement, dated as of October 1, 2004, by Chase USA, as successor Transferor, Servicer and Administrator, in favor of and for the benefit of the Issuing Entity, the Indenture Trustee and the Collateral Agent, the “Original Transfer and Servicing Agreement”);

WHEREAS, the parties hereto have heretofore executed and delivered an Amended and Restated Transfer and Servicing Agreement, dated as of October 15, 2004, as amended by the First Amendment thereto, dated as of May 10, 2005, and a Second Amendment thereto, dated as of February 1, 2006 (as amended, supplemented or otherwise modified, the “Amended and Restated Transfer and Servicing Agreement”);

WHEREAS, the parties hereto have heretofore executed and delivered a Second Amended and Restated Transfer and Servicing Agreement, dated as of March 14, 2006 (as amended, supplemented or otherwise modified, the “Second Amended and Restated Transfer and Servicing Agreement”);

WHEREAS, the parties hereto desire to amend and restate the Second Amended and Restated Transfer and Servicing Agreement to read in its entirety as set forth below;

WHEREAS, subsection 12.01(a) of the Second Amended and Restated Transfer and Servicing Agreement provides that the Servicer, the Transferor, the Administrator and the Issuing Entity may amend the Second Amended and Restated Transfer and Servicing Agreement by a written instrument signed by each of them, without the consent of the Indenture Trustee, any Collateral Agent or any of the Noteholders; provided that (i) each Transferor shall have delivered to the Indenture Trustee and the Owner Trustee an Officer’s Certificate, dated the date of any such amendment, stating that such Transferor reasonably believes that such amendment will not have an Adverse Effect and (ii) the Note Rating Agency Condition shall have been satisfied;

WHEREAS, the Indenture Trustee and Owner Trustee have received from each Transferor an Officer’s Certificate, dated the date hereof, stating that such Transferor reasonably believes that such amendment will not have an Adverse Effect and that the Note Rating Agency Condition has been satisfied; and

WHEREAS, all conditions precedent to the execution of this Agreement have been complied with;

NOW, THEREFORE, the parties hereto hereby agree that effective on and as of the date hereof, the Second Amended and Restated Transfer and Servicing Agreement is hereby amended and restated in its entirety as follows:

ARTICLE I

DEFINITIONS

Section 1.01        Definitions.  Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Account” means each revolving credit card account established pursuant to a Credit Card Agreement between Chase USA or an Affiliate and any Person, identified by account number and by the Receivable balance as of the related Addition Cut-Off Date in a list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the applicable Collateral Agent) delivered to the applicable Collateral Agent, as designee of the Issuing Entity, by the applicable Transferor pursuant to subsection 2.12(c).  The definition of “Account” shall include each Transferred Account.  The term “Account” shall be deemed to refer to an Additional Account only from and after the Addition Date with respect thereto, and the term “Account” shall be deemed to refer to any Removed Account only prior to the Removal Date with respect thereto.

“Account Assignment” has the meaning specified in subsection 2.12(c)(iv).

“Account Owner” means Chase USA or any Affiliate which is the issuing entity of the credit card relating to an Account pursuant to a Credit Card Agreement.

“Addition Cut-Off Date” means, with respect to any Additional Account, the date as of which such Additional Account shall have been selected by the Transferor for inclusion as an Account pursuant to Section 2.12.

“Addition Date” has the meaning specified in subsection 2.12(a)(i).

“Additional Account” means each additional Eligible Account owned by an Account Owner and designated for inclusion as an Account pursuant to Section 2.12.

“Additional Collateral Certificate” means each additional Collateral Certificate designated for inclusion as a Collateral Certificate by the applicable Transferor to the Trust pursuant to Section 2.12.

“Additional Transferors” has the meaning specified in Section 2.07.

“Adjustment Payment” has the meaning specified in subsection 3.06(a).

“Administrator” means Chase USA, in its capacity as Administrator pursuant to this Agreement, and any successors or assigns.

“Aggregate Addition Limit” means, with respect to any Asset Pool, the aggregate number of Additional Accounts that may be designated as belonging to such Asset Pool without prior satisfaction of the Note Rating Agency Condition, equal to the aggregate number of Additional Accounts which would either (x) with respect to any consecutive three-month period, equal 15% of the aggregate number of Accounts designated for inclusion in such Asset Pool as of the first day of such three-month period or (y) with respect to any twelve-month period, equal 20% of the aggregate number of Accounts as of the first day of such twelve-month period.

“Agreement” means this Third Amended and Restated Transfer and Servicing Agreement.

“Amendment Closing Date” means December 19, 2007.

“Annual Membership Fee” has the meaning specified in the Credit Card Agreement applicable to each Account for annual membership fees or similar fees.

“Appointment Day” has the meaning specified in Section 9.01.

“Authorized Officer” means, with respect to the Issuing Entity, (a) an authorized signatory of the Owner Trustee, or (b) the chairman or vice-chairman of the board of directors, chairman or vice-chairman of the executive committee of the board of directors, the president, any vice-president, the secretary, any assistant secretary, the treasurer, or any assistant treasurer, in each case of the Owner Trustee, or any other officer or employee of the Owner Trustee who is authorized to act on behalf of the Issuing Entity.

“Cash Advance Fees” has the meaning specified in the Credit Card Agreement applicable to each Account for cash advance fees or similar fees.

“Certificate Assignment” has the meaning specified in subsection 2.12(c)(v).

“Chase CC Issuance Date” means the issuance date of the Chase Collateral Certificate pursuant to the Series 2004-CC Supplement.

“Chase Collateral Certificate” means the Collateral Certificate issued by the Chase Credit Card Master Trust pursuant to the Series 2004-CC Supplement to the Chase Credit Card Master Trust Pooling and Servicing Agreement.

“Chase Credit Card Master Trust Pooling and Servicing Agreement” means the Fifth Amended and Restated Pooling and Servicing Agreement, dated as of December 19, 2007, as amended and supplemented, including by the Series 2004-CC Supplement.

“Collateral” has, with respect to any Asset Pool, the meaning specified in the Granting Clause in the applicable Asset Pool Supplement for such Asset Pool.

“Collateral Agent” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement.

“Collateral Certificate Principal Shortfall Payments” means amounts received on each Collateral Certificate in respect of Principal Shortfalls (as such term is defined in the applicable Series Supplement).

“Collection Account” has, with respect to each Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“Collections” means, with respect to any Asset Pool, for any Monthly Period, the sum of (i) with respect to Receivables designated for inclusion in such Asset Pool, all payments by or on behalf of Obligors received in respect of the Receivables, in the form of cash, checks, wire transfers, electronic transfers, ATM transfers or any other form of payment in accordance with a Credit Card Agreement in effect from time to time and all other amounts specified by this Agreement, the Indenture or any Indenture Supplement as constituting Collections on the Receivables and (ii) with respect to any Collateral Certificate designated for inclusion in such Asset Pool, collections allocable to the holder of such Collateral Certificate pursuant to the applicable Series Supplement.  Collections of Recoveries will be treated as Collections of Principal Receivables; provided, however, that to the extent the amount of Recoveries received with respect to any Monthly Period exceeds the aggregate amount of Principal Receivables (other than Ineligible Receivables) in Accounts that became Defaulted Accounts during such Monthly Period, the amount of such excess shall be treated as Collections of Finance Charge Receivables.  Collections, with respect to any Asset Pool, for any Monthly Period, shall include the Interchange Amount, if any, with respect to such Asset Pool for such Monthly Period, to be applied as if such amount were Collections of Finance Charge Receivables for such Monthly Period.

“Credit Adjustment” has the meaning specified in subsection 3.06(a).

“Credit Card Agreement” means, with respect to a revolving credit card account, the agreement and Federal Truth in Lending Statement for revolving credit card accounts between the Account Owner and the Obligor governing the terms and conditions of such account, as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such credit card account.

“Credit Card Guidelines” means the respective policies and procedures of the Account Owner, as the case may be, as such policies and procedures may be amended from time to time, (a) relating to the operation of its credit card business, which generally are applicable to its portfolio of revolving credit card accounts and in each case which are consistent with prudent practice, including the policies and procedures for determining the creditworthiness of credit card customers and the extension of credit to credit card customers, and (b) relating to the maintenance of revolving credit card accounts and collection of credit card receivables.

“Cut-Off Date” means, with respect to an Initial Account, the “Addition Cut-Off Date” specified in the related Initial Account Assignment and, with respect to an Additional Account, the Addition Cut-Off Date for such Additional Account.

“Date of Processing” means, with respect to any transaction the date on which such transaction is first recorded on the Servicer’s computer file of accounts (without regard to the effective date of such recordation).

“Default Amount” means, with respect to any Asset Pool, for any Monthly Period, the sum of (1) with respect to Receivables designated for inclusion in such Asset Pool, an amount (which shall not be less than zero) equal to (a) the aggregate amount of Principal Receivables (other than Ineligible Receivables) in Accounts designated for inclusion in such Asset Pool which became Defaulted Accounts during such Monthly Period on the day each such Account became a Defaulted Account, minus (b) the aggregate amount of Recoveries received in such Monthly Period (not to exceed the amount set forth in clause (a)) in respect of Defaulted Accounts in such Asset Pool for such Monthly Period and (2) with respect to any Collateral Certificate designated for inclusion in such Asset Pool, the investor default amount or similar amount allocated to the holder of the Collateral Certificate for such Monthly Period pursuant to the applicable Series Supplement.

“Defaulted Account” means each Account with respect to which, in accordance with the Credit Card Guidelines or the Servicer’s customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables, the Servicer has charged off the Receivables in such Account as uncollectible; an Account shall become a Defaulted Account on the day on which such Receivables are recorded as charged off as uncollectible on the Servicer’s computer master file of revolving credit card accounts.  Notwithstanding any other provision hereof, any Receivables in a Defaulted Account that are Ineligible Receivables shall be treated as Ineligible Receivables rather than Receivables in Defaulted Accounts.

“Delaware Act” means the Asset-Backed Securities Facilitation Act located in Title 6, Chapter 27A of the Delaware Code.

“Derivative Agreement” has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the Indenture.

“Determination Date”  has the meaning specified in the applicable Asset Pool Supplement.

“Discount Option Date” has the meaning specified in subsection 2.15(a) hereof.

“Discount Receivables” means, with respect to any Asset Pool, the Gross Principal Receivables so designated as such pursuant to the designation formula as described in subsection 2.15(a).  The aggregate amount of Discount Receivables outstanding on any Date of Processing occurring on or after the Discount Option Date, shall equal the sum of (a) the aggregate Discount Receivables at the end of the prior Date of Processing (which amount, prior to the Discount Option Date, shall be zero) plus (b) any new Discount Receivables created on such Date of Processing minus (c) any Discount Receivables Collections received on such Date of Processing.  Discount Receivables created on any Date of Processing shall mean the product of the amount of the Gross Principal Receivables arising in Accounts on such Date of Processing specified in accordance with subsection 2.15(a) and the applicable Yield Factor.

“Discount Receivables Collections” means, with respect to any Asset Pool, on any Date of Processing occurring in any Monthly Period succeeding the Monthly Period in which the Discount Option Date occurs, the product of (a) the Yield Factor and (b) Collections of Gross Principal Receivables outstanding in such Asset Pool on such Date of Processing.

“Dollars,” “$” or “U.S. $” means United States dollars.

“Eligible Account” means a revolving credit card account owned by an Account Owner which meets the following requirements as of the Addition Cut-Off Date:

(a)           is a revolving credit card account in existence and maintained with an Account Owner;

(b)           is payable in Dollars;

(c)           has an Obligor who has provided, as his or her most recent billing address, an address located in the United States or its territories or possessions or a military address;

(d)           has an Obligor who has not been identified by the Servicer in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding;

(e)           has not been classified by the Servicer as cancelled, counterfeit, deleted, fraudulent, stolen or lost;

(f)           does not have Receivables which are at the time of transfer sold or pledged to any other party;

(g)           which has not been charged-off by the Servicer in its customary and usual manner for charging-off revolving credit card accounts as of their date of designation for inclusion in the Trust; and

(h)           has an Obligor who has not been identified by the Servicer as being deceased.

“Eligible Collateral Certificate” means a Collateral Certificate that has been duly authorized by the applicable Transferor and validly issued by the applicable Master Trust and is entitled to the benefits of the applicable Pooling and Servicing Agreement and with respect to which the representations and warranties made in subsections 2.04(a)(ii), (iii), (iv), (v), (vi), (vii) and (viii) are true and correct in all material respects.

“Eligible Receivable” means each Receivable:

(a)           which has arisen in an Eligible Account (as of the relevant Addition Cut-Off Date);

(b)           which was created in compliance in all material respects with all Requirements of Law applicable to the institution which owned such Receivable at the time of its creation and pursuant to a Credit Card Agreement which complies in all material respects with all Requirements of Law applicable to the applicable Account Owner, as the case may be;

(c)           with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the execution, delivery and performance by the applicable Account Owner, as the case may be, of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect;

(d)           as to which at the time of the transfer of such Receivable to the Trust, the applicable Transferor or the Trust has good and marketable title thereto, free and clear of all Liens occurring under or through such applicable Transferor or any of its Affiliates (other than Liens permitted pursuant to subsection 2.04(a)(v));

(e)           which is the legal, valid and binding payment obligation of the Obligor thereon enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(f)           which constitutes an “account” under and as defined in Article 9 of the UCC; and

(g)           which is not subject to any setoff, right of rescission, counterclaim, or other defense, including the defense of usury, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights in general.

“Eligible Servicer” means Chase USA or the Indenture Trustee or, if neither Chase USA nor the Indenture Trustee is acting as Servicer, an entity which, at the time of its appointment as Servicer, (a) is servicing a portfolio of revolving credit card accounts, (b) is legally qualified and has the capacity to service the Accounts, (c) in the sole determination of the Indenture Trustee, which determination shall be conclusive and binding, has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, (d) is qualified to use the software that is then being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement and (e) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Excess Funding Account” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time (15 U.S.C. 78a et seq.).

“Finance Charge Collections” means, with respect to any Asset Pool, for any Monthly Period, the sum of (a) with respect to Receivables designated for inclusion in such Asset Pool, all Collections received by the Servicer on behalf of the Issuing Entity of Finance Charge Receivables (including Discount Receivables Collections and Recoveries received for such Monthly Period to the extent such Recoveries are deemed Finance Charge Collections under the definition of “Collections” above), (b) with respect to any Collateral Certificate designated for inclusion in such Asset Pool, collections of finance charge receivables allocable to the holder of the Collateral Certificate for such Monthly Period pursuant to the applicable Series Supplement and (c) any amounts received by the Issuing Entity which are designated as Finance Charge Collections pursuant to any Asset Pool Supplement or Indenture Supplement for such Monthly Period.   Finance Charge Collections with respect to any Monthly Period shall include the Interchange Amount (if any) paid to the Trust with respect to such Asset Pool with respect to such Monthly Period (to the extent received by the Trust and deposited into the applicable Collection Account on the First Note Transfer Date following such Monthly Period).

“Finance Charge Receivables” means Receivables created in respect of the Periodic Finance Charges, Annual Membership Fees, Cash Advance Fees, Late Fees, Overlimit Fees, return check fees and similar fees and charges and Discount Receivables.

“First Note Transfer Date” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“First USA Collateral Certificate” means the Collateral Certificate issued by the First USA Credit Card Master Trust pursuant to the Series 2002-CC Supplement to the First USA Credit Card Master Trust Pooling and Servicing Agreement.

“First USA Credit Card Master Trust Pooling and Servicing Agreement” means the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 19, 2007, as amended and supplemented, including by the Series 2002-CC Supplement.

“Fitch” means Fitch, Inc. or any successor thereto.

“Governmental Authority” means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Gross Principal Receivables” means Receivables other than (i) Periodic Finance Charges, Annual Membership Fees, Cash Advance Fees, Late Fees, Overlimit Fees, return check fees and similar fees and other charges and (ii) Receivables in Defaulted Accounts.

“Increase Date” has the meaning specified in subsection 2.12(a)(i).

“Indenture” means the Third Amended and Restated Indenture, dated as of December 19, 2007, between the Issuing Entity and the Indenture Trustee.

“Ineligible Collateral Certificate” has the meaning specified in subsection 2.05(c).

“Ineligible Receivables” has the meaning specified in subsection 2.05(c).

“Initial Account Assignments” means, collectively, Assignment No. 1 of Receivables in Additional Accounts, dated as of November 29, 2002, Assignment No. 2 of Receivables in Additional Accounts, dated as of March 24, 2003, Assignment No. 3 of Receivables in Additional Accounts, dated as of August 18, 2003, Assignment No. 4 of Receivables in Additional Accounts, dated as of March 26, 2004, Assignment No. 5 of Receivables in Additional Accounts, dated as of December 17, 2004, Assignment No. 6 of Receivables in Additional Accounts, dated as of May 16, 2005, Assignment No. 7 of Receivables in Additional Accounts, dated as of August 17, 2005, Assignment No. 8 of Receivables in Additional Accounts, dated as of September 30, 2005, Assignment No. 9 of Receivables in Additional Accounts, dated as of November 10, 2005, Assignment No. 10 of Receivables in Additional Accounts, dated as of May 30, 2006, Assignment No. 11 of Receivables in Additional Accounts, dated as of August 29, 2006, Assignment No. 12 of Receivables in Additional Accounts, dated as of November 28, 2006, Assignment No. 13 of Receivables in Additional Accounts, dated as of February 26, 2007, Assignment No. 14 of Receivables in Additional Accounts, dated as of March 28, 2007, Assignment No. 15 of Receivables in Additional Accounts, dated as of June 27, 2007, Assignment No. 16 of Receivables in Additional Accounts, dated as of October 19, 2007, Assignment No. 17 of Receivables in Additional Accounts, dated as of November 15, 2007 and Assignment No. 18 of Receivables in Additional Accounts, dated December 18, 2007, each between the Bank and the Issuing Entity.

“Initial Accounts” means the Accounts designated pursuant to the Initial Account Assignments.

“Initial Collateral Certificates” means the First USA Collateral Certificate issued pursuant to the First USA Credit Card Master Trust Pooling and Servicing Agreement and the related Series 2002-CC Supplement thereto and the Chase Collateral Certificate issued pursuant to the Chase Credit Card Master Trust Pooling and Servicing Agreement and the related Series 2004-CC Supplement thereto.

“Initial Issuance Date” means May 1, 2002.

“Insolvency Event” has the meaning specified in Section 9.01.

“Insurance Proceeds” means any amounts recovered by the Servicer pursuant to any credit insurance policies covering any Obligor with respect to Receivables under such Obligor’s Account.

“Interchange” means interchange fees payable to the Servicer with respect to the Accounts by the Account Owner, in its capacity as credit card issuer, through bankcard associations or other similar organizations.

“Interchange Amount” means, with respect to any Asset Pool for any Monthly Period, an amount determined by the Account Owner, in its sole discretion, to be reasonably representative of the amount of Interchange generated by the Receivables arising in the Accounts of such Account Owner.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Invested Amount” has, with respect to any Collateral Certificate, the meaning specified in the applicable Series Supplement for such Collateral Certificate.

“Investor Certificate” has the meaning specified in the applicable Pooling and Servicing Agreement.

“Issuance Date” means each date on which a Series, Class or Tranche of Notes is issued pursuant to the Indenture.

“Issuing Entity” means Chase Issuance Trust, a Delaware statutory trust.

“Late Fees” has the meaning specified in the Credit Card Agreement applicable to each Account for late fees or similar fees.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, participation or equity interest, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

“Master Trust Servicer” means the entity responsible for the servicing obligations under the applicable Pooling and Servicing Agreement.

“Master Trust Transferor” means the entity acting as transferor under the applicable Pooling and Servicing Agreement.

“Master Trust Trustee” means the entity acting as trustee under the applicable Pooling and Servicing Agreement.

“Minimum Pool Balance” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“Monthly Servicer’s Certificate” means the certificate delivered by the Servicer as described in subsection 4.04(b).

“Moody’s” means Moody’s Investors Service, Inc., or its successor.

“Nominal Liquidation Amount” has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche of Notes.

“Nominal Liquidation Amount Deficit” has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche of Notes.

“Note Rating Agency Condition” means, at any time with respect to any Series, Class or Tranche of Notes, the written confirmation of the Note Rating Agency that a specified event or modification of the terms of such Series, Class or Tranche of Notes will not result in the withdrawal or downgrade by such Note Rating Agency of the rating of the Notes of any Series, Class or Tranche then in effect.

“Note Transfer Date” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“Noteholder Percentage” means, for any Series of Notes, with respect to Principal Collections, Finance Charge Collections, the Default Amount and the Servicing Fee of any Asset Pool, the percentage stated in the applicable Indenture Supplement for such Series of Notes.

“Notice Date” has the meaning specified in subsection 2.12(c)(i).

“Notices” has the meaning specified in subsection 12.05(a).

“Obligor” means, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any merchant.

“Officer’s Certificate” means a certificate signed by the Owner Trustee, the Administrator or the Servicer and delivered to the Indenture Trustee or the applicable Collateral Agent or a certificate signed by the applicable Transferor and delivered to the Owner Trustee, the Indenture Trustee or the applicable Collateral Agent.  Wherever this Agreement requires that an Officer’s Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Agreement) may be an employee of the Owner Trustee, the Administrator or the Servicer.

“Opinion of Counsel” means a written opinion of counsel acceptable to the Owner Trustee and the Indenture Trustee, who may, without limitation, and except as otherwise expressly provided in this Agreement, be an employee of or of counsel to the Issuing Entity, the Servicer or any of their Affiliates.

“Overlimit Fees” has the meaning specified in the Credit Card Agreement applicable to each Account for overlimit fees or similar fees if such fees are provided for with respect to such Account.

“Periodic Finance Charges” has the meaning specified in the Credit Card Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

“Pool Balance” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“Principal Collections” means, with respect to any Asset Pool, for any Monthly Period, the sum of (1) with respect to Receivables designated for inclusion in such Asset Pool, all Collections other than those designated as Finance Charge Collections on Accounts designated for such Monthly Period and (2) with respect to any Collateral Certificate designated for inclusion in such Asset Pool, all collections of principal receivables, including Collateral Certificate Principal Shortfall Payments, allocable to the holder of such Collateral Certificate for such Monthly Period pursuant to the applicable Series Supplement.

“Principal Receivables” means Gross Principal Receivables minus Discount Receivables.   In calculating the aggregate amount of Principal Receivables for any Monthly Period, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on the last day of such Monthly Period.  Any Principal Receivables which a Transferor is unable to transfer as provided in Section 2.14 or 9.01 shall not be included in calculating the amount of Principal Receivables.

“Reassignment” has the meaning specified in subsection 2.13(b)(iv).

“Reassignment Amount” means, with respect to the Receivables or a particular Collateral Certificate designated for inclusion in any Asset Pool, subject to reassignment pursuant to Section 2.06, for any First Note Transfer Date, unless otherwise provided in the related Asset Pool Supplement, the sum of (a)(i) an amount equal to the outstanding principal balance of such Receivables designated for inclusion in such Asset Pool or (ii) the Invested Amount of such Collateral Certificate designated for inclusion in such Asset Pool plus (b) accrued and unpaid interest, determined based upon a weighted average interest rate, through such Payment Date, on Notes secured by the related Asset Pool with an outstanding principal amount equal to the applicable amount specified in clause (a).

“Receivables” means any amount owing by the Obligors including amounts owing for the payment of goods and services, cash advances, access checks, Annual Membership Fees, Cash Advance Fees, Periodic Finance Charges, Late Fees, Overlimit Fees, return check fees and similar fees and charges, if any.

“Receivables Purchase Agreement” means any receivables purchase agreement entered into between a special purpose entity and the applicable Account Owner for the sale of receivables to the special purpose entity if such special purpose entity either transfers Receivables or a Collateral Certificate secured by such receivables to the Issuing Entity.

“Recoveries” means, with respect to any Asset Pool, all net amounts received, including Insurance Proceeds, by the Servicer with respect to Receivables in Defaulted Accounts, including amounts received by the Servicer from the purchaser or transferee with respect to the sale or other disposition of Receivables in Defaulted Accounts.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, and all related rules and regulations of the Commission, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,

Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Related Agreements” means, with respect to any Series, Class or Tranche of Notes, collectively, the Indenture, any applicable Indenture Supplement, any applicable Asset Pool Supplement, any applicable Terms Document and the Trust Agreement.

“Removal Cut-Off Date” means, with respect to any Removed Account, the date as of which the Receivable in such Removed Account shall have been selected by the Transferor for removal from the Trust pursuant to Section 2.13; provided, however, that in no event shall a Removal Cut-Off Date be greater than ten months prior to the related Removal Date.

“Removal Date” has the meaning specified in subsection 2.13(a).

“Removal Notice Date” has the meaning specified in subsection 2.13(a).

“Removed Accounts” has the meaning specified in subsection 2.13(a).

“Required Transferor Amount” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“Requirements of Law” means, for any Person, the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System).

“Sarbanes Certification” means the certification specified in paragraph (2) of Exchange Act Rules 13a-14 and 15d-14 as set forth in Item 601(31)(ii) of Regulation S-K as such may be amended from time to time or any successor or replacement specified by the Commission or its staff from time to time.

“Secured Obligations” has  the meaning specified in Section 2.01.

“Securities Act” means the Securities Act of 1933, as amended from time to time (15 U.S.C. 77a et seq.).

“Securitization Transaction” means any new Notes issued by the Issuing Entity, whether publicly offered or privately placed, rated or unrated.

“Series 2002-CC Supplement” means the supplement to the First USA Credit Card Master Trust Pooling and Servicing Agreement, dated as of October 15, 2004, by and between Chase USA, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

“Series 2004-CC Supplement” means the supplement to the Chase Credit Card Master Trust Pooling and Servicing Agreement, dated as of October 20, 2004, by and between

Chase USA, as Transferor and Servicer, and The Bank of New York, as Trustee and Paying Agent.

“Service Transfer” has the meaning specified in Section 10.01.

“Servicer” means Chase USA, in its capacity as Servicer pursuant to this Agreement, and, after any Service Transfer, the Successor Servicer.

“Servicer Default” has the meaning specified in Section 10.01.

“Servicer Rating Event” means the Servicer’s failure to maintain a short-term credit rating of at least “A-1” by Standard & Poor’s and “P-1” by Moody’s and, if rated by Fitch, at least “F1” by Fitch; provided, however, that the Transferor may allow the Servicer to maintain a short-term credit rating below “A-1” or “P-1” or, to the extent rated by Fitch, “F1,” as the case may be, provided that such action will satisfy the Note Rating Agency Condition.

“Servicing Criteria” means the “servicing criteria” set forth in Item 1122(d) of Regulation AB.

“Servicing Fee” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“Servicing Participant” means the Servicer, any Subservicer or any Person that participates in any of the servicing functions specified in Item 1122(d) of Regulation AB with respect to Accounts.

“Servicing Party” has the meaning specified in subsection 13.03(a).

“SFAS 140” means Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (or any replacement Financial Accounting Standards Board statement, or amendment or interpretation thereof).

“Standard & Poor’s” means Standard & Poor’s Ratings Services, or its successor.

“Static Pool Information” means static pool information as described in Items 1105(b) and 1105(c) of Regulation AB.

“Subservicer” means any Person that services the Receivables on behalf of the Servicer or any other Subservicer and is responsible for the performance (whether directly or through other Subservicers or Servicing Participants) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Transaction Document that are identified in Item 1122(d) of Regulation AB.

“Successor Servicer” has the meaning specified in subsection 10.02(a).

“Supplemental Bank Account” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“Supplemental Credit Enhancement” means any Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement entered into between the Issuing Entity and the applicable Supplemental Credit Enhancement Provider or Supplemental Liquidity Provider.

“Targeted Interest Deposit Amount” has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche of Notes.

“Targeted Principal Deposit Amount” has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche of Notes.

“Termination Notice” has the meaning specified in Section 10.01.

“Transaction Document” means the Trust Agreement, the applicable Series Supplement, the applicable Asset Pool Supplement, the Indenture or the related Indenture Supplement, as applicable.

“Transfer Restriction Event” has the meaning specified in Section 2.14.

“Transferor” means (a) Chase USA or its successor under this Agreement and (b) any Additional Transferor or Transferors.  References to “each Transferor” shall refer to each entity mentioned in the preceding sentence and references to “the Transferor” shall refer to all of such entities.

“Transferor Amount” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“Transferor Certificate” has, with respect to any Asset Pool, the meaning specified in the applicable Asset Pool Supplement for such Asset Pool.

“Transferor Interest” means, with respect to any Asset Pool, the interest in such Asset Pool not represented by issued and Outstanding Notes secured by that Asset Pool.

“Transferor Percentage” means, with respect to any Asset Pool for any Monthly Period, the percentage in such Asset Pool not represented by the aggregate of the Noteholder Percentage for all Series secured by such Asset Pool.

“Transferred Account” means (a) an Account with respect to which a new credit account number has been issued by the Account Owner under circumstances resulting from a lost or stolen credit card or from the transfer from one affinity group to another affinity group or otherwise and not requiring standard application and credit evaluation procedures under the Credit Card Guidelines or (b) an Eligible Account resulting from a status change, including the conversion of an Account that was a standard account to a premium account or from a premium account to a standard account, and which in the case of (a) or (b), can be traced or identified by reference to or by way of the computer files delivered to the applicable Collateral Agent, as designee of the Issuing Entity, as an account into which an Account has been transferred.

“Trust” means the Chase Issuance Trust, a Delaware statutory business trust.

“Trust Agreement” means the Third Amended and Restated Trust Agreement relating to the Trust, dated as of March 14, 2006, between the Transferor and the Owner Trustee.

“Trust Assets” has the meaning specified in Section 2.01.

“Trust Servicing Fee” has the meaning specified in Section 4.02.

“Trust Termination Date” means the date on which the Trust is dissolved in accordance with Section 8.01 of the Trust Agreement.

“Yield Factor” has the meaning specified in subsection 2.15(a).

Section 1.02        Other Definitional Provisions.

(a)           The terms defined in this Article have the meanings assigned to them in this Article, and, along with any other term defined in any Section of this Agreement, include the plural as well as the singular.

(b)           With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the applicable Transaction Document.

(c)           All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(d)           As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP.  To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

(e)           The agreements, representations and warranties of Chase USA in this Agreement in each of its capacities as Transferor, Servicer and Administrator shall be deemed to be the agreements, representations and warranties of Chase USA solely in each such capacity for so long as Chase USA acts in each such capacity under this Agreement.

(f)           Any reference to each Note Rating Agency shall only apply to any specific Note Rating Agency if such Note Rating Agency is then rating any Outstanding Series, Class or Tranche of Notes.

(g)           Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

(h)           The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; references to any subsection, Section, clause, Schedule or Exhibit are references to subsections, Sections, clauses, Schedules and Exhibits in or to this Agreement unless otherwise specified; the term “including” means “including without limitation”; references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; references to any Person include that Person’s successors and assigns; and references to any agreement refer to such agreement, as amended, supplemented or otherwise modified from time to time.

[END OF ARTICLE I]

ARTICLE II

CONVEYANCE OF COLLATERAL

Section 2.01        Conveyance of Collateral.  By execution of the Original Transfer and Servicing Agreement, the Transferor transferred, assigned, set over and otherwise conveyed to the Trust, without recourse except as provided therein, all its right, title and interest in, to and under the First USA Collateral Certificate.  By execution of each Initial Account Assignment, the Transferor transferred, assigned, set over and otherwise conveyed to the Trust, without recourse except as provided therein, all its right, title and interest in, to and under the Receivables in the Initial Accounts designated thereby existing at the open of business on the applicable Cut-Off Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries allocable to the Trust as provided therein, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including “proceeds” as defined in the UCC) thereof and all Insurance Proceeds relating thereto.  By execution of the Amended and Restated Transfer and Servicing Agreement, the Transferor transferred, assigned, set over and otherwise conveyed to the Trust, without recourse except as provided therein, all its right, title and interest in, to and under the Chase Collateral Certificate and, by execution of amendments thereto and this Agreement, the Transferor does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse except as provided herein, as of the date hereof and on and after each applicable Addition Date, each Additional Collateral Certificate and all Receivables arising in each Additional Account designated on such Addition Date, together with all monies and other property credited to the Bank Accounts established pursuant to each Asset Pool Supplement and Indenture Supplement, the rights of the Trust under this Agreement and the Trust Agreement and the property conveyed to the Trust under any Asset Pool Supplement and any Series Supplement (the “Trust Assets”).

Each Transferor shall be under no obligation whatsoever to file any financing or continuation statements or to make any other filing under the UCC in connection with the transfer and assignment of a Collateral Certificate.

Each Transferor further agrees, at its own expense, on or prior to (x) the Amendment Closing Date, in the case of the Initial Collateral Certificates and Initial Accounts and (y) the applicable Addition Date, in the case of Additional Collateral Certificates and Additional Accounts with respect to such Transferor:  (a) to indicate in the appropriate official records or computer files that such Collateral Certificates or Receivables created in connection with such Accounts have been designated for inclusion in a particular Asset Pool in the Trust pursuant to this Agreement and (b) to deliver to the applicable Collateral Agent, as designee of the Issuing Entity, a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the applicable Collateral Agent) of all such Accounts, specifying for each such Account the applicable Addition Date for such Account.  In addition, such list shall, in connection with each Additional Account, include its account number, the aggregate Receivables outstanding in such Additional Account and state to which Asset Pool such Additional Account belongs.  Each such official record, as supplemented, from time to time, to reflect Additional Collateral Certificates and removed

Collateral Certificates shall be marked as Schedule 1 to this Agreement, and each such list, as supplemented, from time to time, to reflect Initial Accounts, Additional Accounts and Removed Accounts, shall be marked as Schedule 2 to this Agreement and is hereby incorporated into and made a part of this Agreement.

The parties hereto agree that all such transfers are subject to, and shall be treated in accordance with, the Delaware Act and each of the parties hereto agrees that this Agreement has been entered into by the parties hereto in express reliance upon the Delaware Act.  For purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be transferred, in whole or in part, by the Transferor pursuant to this Agreement shall be deemed to no longer be the property, assets or rights of the Transferor.  The parties hereto acknowledge and agree that the transactions contemplated hereby shall constitute, and each such transfer is occurring in connection with, a “securitization transaction” within the meaning of the Delaware Act.

The parties hereto intend that each transfer of Receivables, the Initial Collateral Certificates and any Additional Collateral Certificates pursuant to this Agreement constitute a sale, and not a secured borrowing for accounting purposes.  If and to the extent that, notwithstanding such intent, any Transferor retains any interest in the Initial Collateral Certificates, Additional Collateral Certificates or the Receivables, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and therefor such Transferor hereby grants to the Trust a first priority perfected security interest in all of such Transferor’s right, title and interest, in, to and under the Initial Collateral Certificates, any Additional Collateral Certificates, the Receivables and the other Trust Assets conveyed by such Transferor, and all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, letter-of-credit-rights and advices of credit consisting of, arising from or related to the Trust Assets, and all proceeds thereof, to secure a loan in an amount equal to the unpaid principal amount of the Notes issued pursuant to the Indenture and the applicable Indenture Supplement and accrued and unpaid interest with respect thereto (the “Secured Obligations”).

Section 2.02        Acceptance by Trust.

(a)           The Trust hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01.  The Trust further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Transferor delivered to the applicable Collateral Agent, as designee of the Issuing Entity, Schedule 1 identifying the Initial Collateral Certificates and the Initial Accounts.  The applicable Collateral Agent shall forward a copy of Schedule 1 to the Owner Trustee who shall maintain a copy of Schedule 1, as delivered from time to time, at its Corporate Trust Office.

(b)           The Trust hereby designates to the Servicer the right to receive all payments to be made to the Trust hereunder.

(c)           The Owner Trustee and the Trust each hereby agrees (and the Indenture Trustee and each applicable Collateral Agent shall, pursuant to the Indenture or applicable Asset Pool Supplement, agree) not to disclose to any Person the identity of any of the account numbers or other information contained in the computer files marked as Schedule 2 and delivered to the applicable Collateral Agent, as designee of the Issuing Entity, from time to time, except (i) to a Successor Servicer or as required by a Requirement of Law applicable to the Owner Trustee, (ii) in connection with the performance of the Owner Trustee’s or the Trust’s duties hereunder, (iii) to the Indenture Trustee in connection with its duties in enforcing the rights of Noteholders, (iv) to the applicable Collateral Agent in connection with its duties under the applicable Asset Pool Supplement or (v) to bona fide creditors or potential creditors of any Account Owner, the Administrator or any Transferor for the limited purpose of enabling any such creditor to identify applicable Receivables or Accounts subject to this Agreement.  The Owner Trustee and the Trust each agrees to take such measures as shall be reasonably requested by any Transferor to protect and maintain the security and confidentiality of such information and, in connection therewith, shall allow each Transferor or its duly authorized representatives to inspect the Owner Trustee’s security and confidentiality arrangements as they specifically relate to the administration of the Trust from time to time during normal business hours upon prior written notice.  The Owner Trustee and the Trust shall provide the applicable Transferor with notice five Business Days prior to disclosure of any information of the type described in this subsection 2.02(c).

Section 2.03        Representations and Warranties of Each Transferor Relating to Such Transferor.  Each Transferor hereby severally represents and warrants to the Trust (and agrees that the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent may conclusively rely on each such representation and warranty in accepting the Receivables and Collateral Certificates in trust, in authenticating the Notes and each as a secured party) as of each Issuance Date, each Increase Date and each Addition Date (but only if it was a Transferor on such date and only if it was a party to the applicable Related Agreement on such date) that:

(a)           Organization and Good Standing.  Such Transferor is an entity, duly organized and validly existing in good standing under the laws of the jurisdiction of its organization or incorporation and has, in all material respects, full power, authority and legal right to own its properties and conduct its business as such properties are at present owned and such business is at present conducted, and to execute, deliver and perform its obligations under this Agreement, the applicable Receivables Purchase Agreement, if any, and each applicable Series Supplement.

(b)           Due Qualification.  Such Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct business, and has obtained all necessary licenses and approvals with respect to such Transferor required under federal law; provided, however, that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Indenture Trustee, the Owner Trustee or the applicable Collateral Agent would have to obtain to do business in any state in which the Indenture Trustee or the Owner Trustee seeks to enforce any Collateral Certificate or any Receivable.

(c)           Due Authorization.  The execution and delivery of this Agreement, the applicable Receivables Purchase Agreement, if any, and each applicable Series Supplement by such Transferor and the order to the Indenture Trustee to have the Notes authenticated and delivered and the consummation by such Transferor of the transactions provided for in this Agreement, the applicable Receivables Purchase Agreement, if any, and each applicable Series Supplement have been duly authorized by such Transferor by all necessary corporate action on the part of such Transferor and this Agreement will remain, from the time of its execution, an official record of such Transferor.

(d)           No Conflict.  The execution and delivery by such Transferor of this Agreement, the applicable Receivables Purchase Agreement, if any, and each applicable Series Supplement, and the performance of the transactions contemplated by this Agreement, the applicable Receivables Purchase Agreement, if any, and each applicable Series Supplement and the fulfillment of the terms hereof and thereof applicable to such Transferor, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which such Transferor is a party or by which it or its properties are bound.

(e)           No Proceedings.  There are no proceedings or investigations, pending or, to the best knowledge of such Transferor, threatened against such Transferor before any Governmental Authority (i) asserting the invalidity of this Agreement, the applicable Receivables Purchase Agreement, if any, or any applicable Series Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the applicable Receivables Purchase Agreement, if any, or any applicable Series Supplement, (iii) seeking any determination or ruling that, in the reasonable judgment of such Transferor, would materially and adversely affect the performance by such Transferor of its obligations under this Agreement, the applicable Receivables Purchase Agreement, if any, or any applicable Series Supplement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the applicable Receivables Purchase Agreement, if any, or any applicable Series Supplement or (v) seeking to affect adversely the income tax attributes of the Trust under the United States federal or any state income tax systems.

(f)           All Consents.  All appraisals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by such Transferor of this Agreement, the applicable Receivables Purchase Agreement, if any, and each applicable Series Supplement and the performance of the transactions contemplated by this Agreement, the applicable Receivables Purchase Agreement, if any, and each applicable Series Supplement by such Transferor have been duly obtained, effected or given and are in full force and effect.

(g)           No Violation.  The execution and delivery of this Agreement, the applicable Receivables Purchase Agreement, if any, and each applicable Series Supplement, the performance of the transactions contemplated by this Agreement, the applicable Receivables Purchase Agreement, if any, and each applicable Series Supplement and the fulfillment of the terms hereof and thereof will not conflict with or violate any Requirements of Law applicable to such Transferor.

Section 2.04        Representations and Warranties of each Transferor Relating to this Agreement and any Series Supplement and the Collateral.

(a)           Representations and Warranties.  Each Transferor hereby severally represents and warrants to the Trust that:

(i)                 as of (A) each day on which any new Receivable is created, this Agreement and the applicable Receivables Purchase Agreement, if any, and (B) each Addition Date with respect to Additional Accounts designated on such Addition Date, this Agreement, the applicable Receivables Purchase Agreement, if any, and the related Account Assignment, each constitutes a legal, valid and binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect or general principles of equity;

(ii)                 as of each Issuance Date, this Agreement, the applicable Receivables Purchase Agreement, if any, the applicable Pooling and Servicing Agreement and the applicable Series Supplement, each constitutes a legal, valid and binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect or general principles of equity;

(iii)                 as of (A) each Increase Date, this Agreement, the applicable Pooling and Servicing Agreement and the applicable Series Supplement, and (B) each Addition Date on which an Additional Collateral Certificate is designated, this Agreement, the applicable Pooling and Servicing Agreement, the applicable Series Supplement and the related Certificate Assignment, each constitutes a legal, valid and binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect or general principles of equity;

(iv)                 as of (A) the Initial Issuance Date, with respect to the First USA Collateral Certificate and the Chase CC Issuance Date, with respect to the Chase Collateral Certificate, (B) the applicable Cut-Off Date with respect to the Initial Accounts (and the Receivables arising therein) and each Addition Cut-Off Date with respect to Additional Accounts (and the Receivables arising therein) and (C) the Addition Date with respect to an Additional Collateral Certificate, the portion of Schedule 1 or Schedule 2, as applicable, to this Agreement under such Transferor’s name, as supplemented to such date, is an accurate and complete listing or identification, as applicable, in all material respects of:

(1)           with respect to Schedule 2, the Initial Accounts and Additional Accounts the Receivables in which were transferred by such Transferor, and the information contained therein with respect to the identity of such Accounts and the

Receivables existing thereunder as of the applicable Cut-Off Date is, in each case, true and correct in all material respects; or

(2)           with respect to Schedule 1, the First USA Collateral Certificate, the Chase Collateral Certificate and each Additional Collateral Certificate transferred thereafter that remains outstanding, including any Additional Collateral Certificate transferred as of an Addition Date, and the information contained therein with respect to the identity of such Collateral Certificate as of the Initial Issuance Date, the Chase CC Issuance Date or such Addition Date, as applicable, is, in each case, true and correct in all material respects;

(v)                 as of (A) each day on which any new Receivable is created, (B) the Initial Issuance Date with respect to the First USA Collateral Certificate and the Chase CC Issuance Date with respect to the Chase Collateral Certificate, (C) the applicable Cut-Off Date with respect to the Initial Accounts (and the Receivables arising therein) and each Addition Cut-Off Date with respect to Additional Accounts (and the Receivables arising therein), (D) each Addition Date with respect to Additional Collateral Certificates and (E) each Increase Date with respect to increases in the Invested Amount of a Collateral Certificate previously conveyed to the Trust, such Transferor owns and has good marketable title to such Receivable, Initial Collateral Certificate or Additional Collateral Certificate, as applicable, free and clear of any Lien (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if such Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books and records adequate reserves with respect thereto), claim or encumbrance of any Person and such conveyance of such Receivable, Initial Collateral Certificate or Additional Collateral Certificate to the Trust, or such increase in the Invested Amount of a Collateral Certificate previously conveyed to the Trust, as applicable, is made by such Transferor in compliance, in all material respects, with all Requirements of Law applicable to such Transferor;

(vi)                 as of (A) each day on which any new Receivable is created, (B) the Initial Issuance Date with respect to the First USA Collateral Certificate and the Chase CC Issuance Date with respect to the Chase Collateral Certificate, (C) the applicable Cut-Off Date with respect the Initial Accounts (and the Receivables arising therein) and each Addition Cut-Off Date with respect to Additional Accounts (and the Receivables arising therein), (D) each Addition Date with respect to an Additional Collateral Certificate and (E) each Increase Date with respect to an increase in the Invested Amount of a Collateral Certificate previously conveyed to the Trust, all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the conveyance to the Trust by such Transferor of such Receivables or Additional Collateral Certificate or the increase of the Invested Amount of any Collateral Certificate previously conveyed to the Trust by such Transferor have been duly obtained, effected or given and are in full force and effect;

(vii)                 as of (A) each Issuance Date, (B) the applicable Cut-Off Date with respect the Initial Accounts (and the Receivables arising therein) and each Addition

Cut-Off Date with respect to Additional Accounts (and the Receivables arising therein), (C) each Addition Date with respect to an Additional Collateral Certificate and (D) each Increase Date with respect to an increase in the Invested Amount of a Collateral Certificate previously conveyed to the Trust, this Agreement constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest of such Transferor in the Initial Collateral Certificate, any Receivables existing on and after such date, any Additional Collateral Certificate or any increased amount of such Collateral Certificate, as applicable, transferred to the Trust by such Transferor and the proceeds thereof and Interchange and Recoveries identified as relating to the Receivables transferred to the Trust by such Transferor or, if this Agreement or, in the case of an Additional Collateral Certificate or Additional Accounts, the related Certificate Assignment or Account Assignment, as applicable, does not constitute a sale of such property, it creates a valid and continuing security interest (as defined in the applicable UCC) in such property in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from such Transferor;

(viii)                 as of (A) each Issuance Date, (B) the applicable Cut-Off Date with respect the Initial Accounts (and the Receivables arising therein) and each Addition Cut-Off Date with respect to Additional Accounts (and the Receivables arising therein), (C) each Addition Date with respect to an Additional Collateral Certificate and (D) each Increase Date with respect to an increase in the Invested Amount of a Collateral Certificate previously conveyed to the Trust, such Transferor has caused or will have caused within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such property granted to the Trust hereunder and upon the filing of all such appropriate financing statements, the Trust shall have a first priority perfected security or ownership interest in such property and proceeds;

(ix)                 as of (A) each Issuance Date, (B) the applicable Cut-Off Date with respect the Initial Accounts (and the Receivables arising therein) and each Addition Cut-Off Date with respect to Additional Accounts (and the Receivables arising therein), (C) each Addition Date with respect to an Additional Collateral Certificate and (D) each Increase Date with respect to an increase in the Invested Amount of a Collateral Certificate previously conveyed to the Trust, other than the security interest granted to the Trust pursuant to this Agreement or any other security interest that has been terminated, such Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed such property; such Transferor has not authorized the filing of and is not aware of any financing statements against such Transferor that include a description of collateral covering such property other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated; and such Transferor is not aware of any judgment or tax lien filings against such Transferor.  Upon the filing of any applicable financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security interest or ownership interest in such property and proceeds;

(x)                 as of (A) each Issuance Date, (B) each Increase Date with respect to an increase in the Invested Amount of a Collateral Certificate previously conveyed to the Trust and (C) each Addition Date with respect to an Additional Collateral Certificate, such Collateral Certificate constitutes a “certificated security” within the meaning of the applicable UCC; such Transferor has in its possession all original copies of each certificate that constitutes or evidences such Collateral Certificate; the certificates that constitute or evidence such Collateral Certificate do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust; and all financing statements filed or to be filed against such Transferor in favor of the Trust in connection herewith describing such Collateral Certificate contain a statement to the following effect:  “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Trust”;

(xi)                 as of each Addition Date with respect to an Additional Collateral Certificate, such Additional Collateral Certificate is an Eligible Collateral Certificate;

(xii)                 as of each Cut-Off Date, the related Initial Accounts, and as of each Addition Cut-Off Date, the related Additional Accounts are Eligible Accounts;

(xiii)                 as of (A) the applicable Cut-Off Date with respect to the Receivables then existing in each Initial Account owned by such Transferor and the applicable Addition Cut-Off Date with respect to the Receivables then existing in each Additional Account owned by such Transferor, (B) the date of the creation of each new Receivable transferred to the Trust by such Transferor and (C) each Issuance Date with respect to all Receivables which have been conveyed to the Trust by such Transferor, each such Receivable constitutes an “account” within the meaning of the applicable UCC;

(xiv)                 as of (A) the applicable Cut-Off Date with respect to the Receivables then existing in each Initial Account owned by such Transferor and the applicable Addition Cut-Off Date with respect to the Receivables then existing in each Additional Account owned by such Transferor and (B) the date of the creation of any new Receivable transferred to the Trust by such Transferor, such Receivable is an Eligible Receivable;

(xv)                 on the applicable Cut-Off Date, with respect to Initial Accounts owned by such Transferor, or Addition Cut-Off Date, with respect to Additional Accounts owned by such Transferor, no selection procedures believed by such Transferor to be materially adverse to the interests of the Noteholders have been used in selecting such Accounts; and

(xvi)                 on the Initial Issuance Date with respect to the First USA Collateral Certificate, the Chase CC Issuance Date with respect to the Chase Collateral Certificate, and on each applicable Increase Date with respect to the Collateral Certificate which is to have its Invested Amount increased, such Collateral Certificate is an Eligible Collateral Certificate.

(b)           Notice of Breach.  The representations and warranties set forth in Section 2.03 and this Section 2.04 shall survive the transfers and assignments of the Collateral Certificates and the Receivables to the Trust, the pledge of the Collateral Certificates and the Receivables to the Collateral Agent pursuant to the Asset Pool Supplement, and the issuance of the Notes.  Upon discovery by any Transferor, the Servicer, the Indenture Trustee, the applicable Collateral Agent or the Owner Trustee of a breach of any of the representations and warranties set forth in Section 2.03 or this Section 2.04, the party discovering such breach shall give prompt written notice to the other parties following such discovery.

Section 2.05        Transfer of Ineligible Receivables and Ineligible Collateral Certificates.

(a)           Automatic Removal.   With respect to Receivables or Collateral Certificates, in the event that:

(i)                 (1) any representation or warranty contained in subsection 2.04(a)(v) is not true and correct in any material respect as of the date specified therein, or in the event that a Receivable is not an Eligible Receivable or a Collateral Certificate is not an Eligible Collateral Certificate, and (2) either of the following two conditions is met:  (A) as a result of such breach or event such Receivable is charged off as uncollectible or the Trust’s rights in, to or under such Collateral Certificate or Receivable or its proceeds are impaired or the proceeds of such Collateral Certificate or Receivable are not available for any reason to the Trust free and clear of any Lien; or (B) the Lien upon the subject Receivable or Collateral Certificate arises in favor of the United States of America or any state or any agency or instrumentality thereof and involves taxes or liens arising under Title IV of ERISA or has been consented to by the applicable Transferor; or

(ii)                 with respect to Receivables, the applicable Transferor has taken an action which causes a Receivable to be deemed to be an Ineligible Receivable in accordance with subsection 2.08(a);

then, upon the earlier to occur of the discovery of such breach or event by the applicable Transferor or the Servicer or receipt by the Transferor who conveyed such Receivable or Collateral Certificate of written notice of such breach or event given by the Indenture Trustee, the applicable Collateral Agent or the Owner Trustee, then the applicable Transferor shall accept reassignment of all applicable Receivables or of the applicable Collateral Certificate on the terms and conditions set forth in paragraph (c) below.

(b)           Removal After Cure Period.  In the event any representation or warranty contained in subsection 2.04(a)(iv), (vi), (vii), (ix), (x), (xi), (xii), (xiii), (xiv), (xv) or (xvi) is not true and correct in any material respect as of the date specified therein with respect to (x) any Collateral Certificate and such breach has a material adverse effect on such Collateral Certificate or (y) any Receivable or the related Account and such breach has a material and adverse effect on such Receivable, then, unless cured within 60 days (or such longer period, not in excess of 120 days, as may be agreed to by the Indenture Trustee, the applicable Collateral Agent and the Servicer) after the earlier to occur of the discovery thereof by the Transferor who conveyed such Collateral Certificate or Receivable to the Trust or receipt by such Transferor of written notice thereof given by the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent or the Servicer, then such Transferor shall accept reassignment of the Ineligible Collateral Certificate or of the Ineligible Receivable, as the case may be, on the terms and conditions set forth in paragraph (c) below.

(c)           Procedures for Removal.  When the provisions of subsection 2.05(a) or (b) above require (i) removal of a Collateral Certificate, the applicable Collateral Agent shall deliver such Collateral Certificate (such Collateral Certificate, an “Ineligible Collateral Certificate”) to the applicable Transferor with a valid assignment in the name of such Transferor for cancellation by such Transferor and directing the Servicer to deduct the Invested Amount of each such Ineligible Collateral Certificate from the Pool Balance for the applicable Asset Pool and to decrease the Transferor Amount of such Asset Pool by the Invested Amount of such Ineligible Collateral Certificate or (ii) removal of a Receivable, the applicable Transferor shall accept reassignment of such Receivable (each such Receivable, an “Ineligible Receivable”) by directing the Servicer to deduct the principal balance of each such Ineligible Receivable from the Pool Balance for the applicable Asset Pool and to decrease the Transferor Amount of such Asset Pool by the principal balance of such Ineligible Receivable.  On and after the date of such removal, the Invested Amount of each Ineligible Collateral Certificate and the principal balance of each Ineligible Receivable shall be deducted from the Pool Balance and Transferor Amount for the applicable Asset Pool.  In the event that the exclusion of an Ineligible Collateral Certificate or an Ineligible Receivable from the calculation of the Transferor Amount for an Asset Pool would cause the Transferor Amount for such Asset Pool to be reduced below the Required Transferor Amount for such Asset Pool or the Pool Balance for such Asset Pool to be reduced below the Minimum Pool Balance for such Asset Pool or would otherwise not be permitted by law, the Transferor who conveyed such Ineligible Collateral Certificate or Ineligible Receivable shall immediately, but in no event later than 10 Business Days after such event, make a deposit in the Excess Funding Account for that Asset Pool in immediately available funds in an amount equal to the amount by which (x) the Transferor Amount for that Asset Pool would be reduced below the Required Transferor Amount for that Asset Pool or (y) the Pool Balance for that Asset Pool would be reduced below the Minimum Pool Balance for that Asset Pool.

Upon reassignment of any Ineligible Collateral Certificate or Ineligible Receivable, the Trust shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the applicable Transferor or its designee, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Collateral Certificate or Ineligible Receivable, all Interchange and Recoveries related to any such Receivable, all monies and amounts due or to become due and all proceeds thereof and such reassigned Ineligible Collateral Certificate or Ineligible Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred.  The obligation of each Transferor to accept reassignment of any Ineligible Collateral Certificate or Ineligible Receivable conveyed to the Trust by such Transferor, and to make the deposits, if any, required to be made to the applicable Excess Funding Account as provided in this Section, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Trust or the Noteholders (or the Indenture Trustee or the applicable Collateral Agent on behalf of the Noteholders).  The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested and provided by the applicable Transferor to effect the conveyance of such Ineligible Collateral Certificate or Ineligible Receivable pursuant to this subsection 2.05(c), but only upon receipt of an Officer’s Certificate from such Transferor that states that all conditions set forth in this Section 2.05 have been satisfied.

Section 2.06        Reassignment of Collateral.  In the event any representation or warranty of a Transferor set forth in subsection 2.03(a) or (c) or subsection 2.04(a)(i), (ii), (iii) or (viii) is not true and correct in any material respect and such breach has a material adverse effect on the Receivables designated for inclusion in an Asset Pool or a particular Collateral Certificate transferred to the Trust by such Transferor or the availability of the proceeds thereof to the Trust then, either the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent or the Holders of Notes secured by the applicable Asset Pool evidencing more than 66⅔% of the aggregate unpaid principal amount of all Outstanding Notes secured by the applicable Asset Pool, by notice then given to the applicable Transferor, the Administrator and the Servicer (and to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent, if given by the Noteholders), may direct such Transferor to accept a reassignment of the Receivables designated for inclusion in such Asset Pool and/or any such Collateral Certificate conveyed to the Trust by such Transferor and designated for inclusion in such Asset Pool, pursuant to this Agreement, the applicable Receivables Purchase Agreement, if any, the applicable Series Supplement, the applicable Account Assignment or the applicable Certificate Assignment, if such breach and any material adverse effect caused by such breach is not cured within 60 days of such notice (or within such longer period as may be specified in such notice), and upon those conditions such Transferor shall be obligated to accept such reassignment on the terms set forth below; provided, however, that a Transferor shall only be required to accept reassignment of Receivables or Collateral Certificates transferred under an agreement with respect to which the relevant representation and warranty was deemed to be breached; and provided, further, the affected Receivables and the affected Collateral Certificates will not be reassigned to such Transferor if, on any day during such applicable period the relevant representation and warranty shall be true and correct in all material respects as if made on such day.  The applicable Transferor shall deposit the portion of the Reassignment Amount attributable to the applicable Notes in the Collection Account to be treated (i) in connection with amounts determined under clause (a) of the definition of “Reassignment Amount,” as Principal Collections for each Series of Notes and (ii) in connection with the amounts determined under clause (b) of the definition of “Reassignment Amount,” as Finance Charge Collections for each Series of Notes, in either case, in immediately available funds not later than 1:00 p.m., New York City time, on the First Note Transfer Date following the Monthly Period in which such reassignment obligation arises, in payment for such reassignment.

If the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent or the Noteholders give notice directing the applicable Transferor to accept a reassignment of any Receivables or any Collateral Certificate as provided above, the obligation of such Transferor to accept such reassignment pursuant to this Section 2.06 and to make the deposit required to be made to the Collection Account for each Series of Notes as provided in this Section 2.06 shall constitute the sole remedy respecting an event of the type specified above in this Section 2.06 available to the Noteholders (or the Indenture Trustee or any Collateral Agent on behalf of the Noteholders).  Upon reassignment of the affected Receivables and any affected Collateral

Certificate on the First Note Transfer Date following the Monthly Period in which such obligation arises, the Trust shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the applicable Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to the affected Receivables and affected Collateral Certificates, all Interchange and Recoveries allocable to the Trust with respect thereto, and all monies and amounts due or to become due with respect thereto and all proceeds of the Receivables and Insurance Proceeds relating thereto allocated to the Receivables (and any costs or expenses incurred by the Indenture Trustee in connection with such reassignment shall be reimbursed by the Servicer).  The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the applicable Transferor to effect the conveyance of such property pursuant to this Section.

Section 2.07        Additional Transferors.  The Transferor may designate Affiliates of the Transferor to be included as Transferors (“Additional Transferors”) under this Agreement in an amendment hereto pursuant to subsection 12.01(a) and, in connection with such designation, the Transferor shall surrender the Transferor Certificate for the applicable Asset Pool to the Owner Trustee in exchange for a newly issued Transferor Certificate for such Asset Pool modified to reflect such Additional Transferor’s interest in the Transferor Interest of such Asset Pool; provided, however, that each Additional Transferor shall agree in such amendment hereto to assume all of the duties and obligations of the Transferor hereunder; and provided, further, that prior to any such designation and exchange (i) the Owner Trustee shall have received an Issuing Entity Tax Opinion, (ii) the Note Rating Agency Condition shall have been satisfied, (iii) the Master Trust Trustee shall have received the Master Trust Tax Opinion and (iv) any additional conditions to the transfer of a Beneficial Interest provided in Section 3.02 of the Trust Agreement shall have been satisfied.

Section 2.08        Covenants of each Transferor.  Each Transferor hereby severally covenants that:

(a)           Receivables Not To Be Evidenced by Promissory Notes.  Except in connection with its enforcement or collection of an Account, such Transferor will take no action to cause any Receivable conveyed by it to the Trust to be evidenced by any instrument (as defined in the UCC) and if any such Receivable is so evidenced it shall be deemed to be an Ineligible Receivable in accordance with subsection 2.05(a) and shall be reassigned to such Transferor in accordance with subsection 2.05(c).  Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder.  Each Transferor will take no action to cause any Receivable to be anything other than an “account” (as defined in the UCC).

(b)           Security Interests.  Except for the conveyances hereunder, such Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or Collateral Certificate conveyed by it to the Trust, whether now existing or hereafter created, or any interest therein; such Transferor will immediately notify the Indenture Trustee, the applicable Collateral Agent and the Owner Trustee of the existence of any Lien on any Receivable or Collateral Certificate; and such Transferor shall defend the right, title and interest of the Trust, the Indenture Trustee and the applicable

Collateral Agent in, to and under the Receivables and any Collateral Certificate, whether now existing or hereafter created, against all claims of third parties claiming through or under such Transferor; provided, however, that nothing in this subsection 2.08(b) shall prevent or be deemed to prohibit such Transferor from suffering to exist upon any of the Receivables any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if such Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

(c)           Transferor Interest.  Except for the conveyances hereunder, in connection with any transaction permitted by subsection 6.02(a)(i) and as provided in Section 2.07 of this Agreement, such Transferor agrees not to transfer, sell, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Transferor Interest of any Asset Pool or any Transferor Certificate for any Asset Pool and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation, grant or sale shall be void, unless the Owner Trustee shall have received an Issuing Entity Tax Opinion.

(d)           Delivery of Collections.  In the event that such Transferor receives Collections, such Transferor agrees to pay the Servicer all such Collections as soon as practicable after receipt thereof.

(e)           Notice of Liens.  Such Transferor shall notify the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent promptly after becoming aware of any Lien on any Receivable or Collateral Certificate conveyed by it to the Trust other than the conveyances hereunder and under the applicable Receivables Purchase Agreement, if any, the applicable Pooling and Servicing Agreement, the applicable Series Supplement, the Indenture and the applicable Asset Pool Supplement.

(f)           Credit Card Agreements and Guidelines.  Each Transferor that is an Account Owner covenants that it shall comply with and perform its obligations under the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines and all applicable rules and regulations of the applicable credit card company except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Trust or the Noteholders; provided, however, the applicable Transferor may change the terms and provisions of the applicable Credit Card Agreements or the applicable Credit Card Guidelines in any respect (including the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, of charge-offs and the Periodic Finance Charges and other fees to be assessed thereon) only if such change (i) would not, in the reasonable belief of such applicable Transferor, cause an Early Amortization Event or Event of Default to occur, and (ii) is made applicable to any comparable segment of the revolving credit card accounts owned by such applicable Transferor which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between such applicable Transferor and an unrelated third party or by the terms of the Credit Card Agreements.

Section 2.09        Covenants of Each Transferor with Respect to Any Applicable Receivables Purchase Agreement.  Each Transferor, if such Transferor is a party to a Receivables Purchase Agreement, in its capacity as purchaser of Receivables from any Account Owner pursuant to any such Receivables Purchase Agreement, hereby covenants that such Transferor will at all times enforce the covenants and agreements of any Account Owner in such Receivables Purchase Agreement, including covenants that the Account Owner shall at all times enforce the covenants and agreements of such Transferor, as the case may be, in any Receivables Purchase Agreement.

Section 2.10        [Reserved]

Section 2.11        Increases in the Invested Amount of an Existing Collateral Certificate.

(a)           The Invested Amount of any Collateral Certificate previously conveyed to the Trust and designated for inclusion in an Asset Pool may be increased by the applicable Transferor on any Business Day in connection with:

(i)                 the issuance of an additional Series, Class or Tranche of Notes secured by such Asset Pool; or

(ii)                 the increase of the Transferor Amount for such Asset Pool.

(b)           In connection with any increase in the Invested Amount of a Collateral Certificate previously conveyed to the Trust, such increase shall either be funded from the proceeds of the issuance of an additional Series, Class or Tranche of Notes or funded by the applicable Transferor (which funding may be in cash or through an increase in the Transferor Interest for such Asset Pool).

(c)           Notwithstanding any other provision of this Agreement, with respect to any Monthly Period, the Invested Amount of a Collateral Certificate previously conveyed to the Trust shall not be increased, including increases pursuant to this Section 2.11, if (i) an Early Amortization Event shall have occurred with respect to any Notes as a result of a failure to add Collateral to the Trust for inclusion in a specified Asset Pool or a failure to increase the Invested Amount of a Collateral Certificate previously conveyed to the Trust at a time when the Pool Balance for such Asset Pool for the prior Monthly Period is less than the Minimum Pool Balance for such Asset Pool for such prior Monthly Period and (ii) increasing the Invested Amount of or reinvesting in a Collateral Certificate previously conveyed to the Trust would result in a reduction in the allocation percentage applicable for principal collections for such Collateral Certificate.

Section 2.12        Addition of Collateral.

(a)           Required Additions.

(i)                 Required Additions.  If, (A) as determined on any Determination Date, the Transferor Amount for an Asset Pool for the prior Monthly Period is less than the Required Transferor Amount for such Asset Pool for such prior Monthly Period, the applicable Transferor shall (1) designate Receivables in additional Accounts to be transferred to the Trust (each, an “Additional Account”) for designation pursuant to the applicable Asset Pool Supplement, (2) designate one or more additional

Collateral Certificates to be transferred to the Trust (each, an “Additional Collateral Certificate”) for designation pursuant to the applicable Asset Pool Supplement or (3) increase the Invested Amount of one or more Collateral Certificates previously conveyed to the Trust pursuant to Section 2.11 in a sufficient amount such that, after giving effect to such addition or increase, the Transferor Amount for such Asset Pool for the prior Monthly Period would have been at least equal to the Required Transferor Amount for such Asset Pool for such prior Monthly Period, or (B) as determined on any Determination Date, the Pool Balance for such Asset Pool for the prior Monthly Period is less than the Minimum Pool Balance for such Asset Pool for such prior Monthly Period, the applicable Transferor shall (1) designate Receivables in Additional Accounts to be transferred to the Trust for designation pursuant to the applicable Asset Pool Supplement, (2) designate one or more Additional Collateral Certificates to be transferred to the Trust for designation pursuant to the applicable Asset Pool Supplement or (3) increase the Invested Amount of one or more Collateral Certificates previously conveyed to the Trust pursuant to Section 2.11 in a sufficient amount such that, after giving effect to such addition or increase, the Pool Balance for the applicable Asset Pool would have been at least equal to the Minimum Pool Balance for such Asset Pool for the prior Monthly Period; provided, however, that in the event of a Servicer Rating Event, the Transferor Amount and the Pool Balance for an Asset Pool will be determined on a daily basis in accordance with a method to be determined by the Servicer, subject to satisfaction of the Note Rating Agency Condition.

Any increase in the Invested Amount of one or more Collateral Certificates previously conveyed to the Trust shall occur and/or designation of Receivables in any Additional Accounts and/or any Additional Collateral Certificates to be transferred to the Trust for designation to a particular Asset Pool shall be transferred to the Trust and designated for inclusion in such Asset Pool on or before the thirtieth Business Day following such Determination Date (such date, in connection with the addition of Additional Accounts or Additional Collateral Certificates, the “Addition Date” and in connection with the increase of a Collateral Certificate previously conveyed to the Trust, the “Increase Date”); provided, however, that in the event of a Servicer Rating Event, any such Addition Date or Increase Date shall be on or before the tenth Business Day following such Determination Date.  The failure of the applicable Transferor to increase the Pool Balance or the Transferor Amount for the applicable Asset Pool as provided in this clause (i) solely as a result of the unavailability to the applicable Transferor of a sufficient amount of Additional Accounts and/or Additional Collateral Certificates and/or the inability to increase the Invested Amount of one or more Collateral Certificates previously conveyed to the Trust shall not constitute a breach of this Agreement; provided that any such failure which has not been timely cured may nevertheless result in the occurrence of an Early Amortization Event.

(ii)                 Any Additional Accounts or Additional Collateral Certificates designated to be included as Trust Assets pursuant to clause (i) above may only be so included if the applicable conditions specified in subsection (c) below have been satisfied.

(b)           Permitted Additions.

(i)                 In addition to its obligation under subsection 2.12(a), each Transferor may, but shall not be obligated to, subject to the conditions in paragraph (c) below, (x) designate from time to time Receivables in Additional Accounts to be included as Trust Assets, and/or Additional Collateral Certificates to be included as Trust Assets and (y) increase the Invested Amount of a Collateral Certificate previously conveyed to the Trust.  Such additional Collateral shall be transferred to the Issuing Entity on the Addition Date or the Increase Date, as applicable.

(ii)                 On any Business Day, consideration in the form of cash will be applied or an increase in the Transferor Interest will be effected in connection with any increase in the Trust Assets pursuant to Section 2.11 or this Section 2.12, as applicable.

(c)           Conditions to Additions.  On each Addition Date with respect to any Additional Accounts and/or Additional Collateral Certificates, the applicable Receivables in Additional Accounts (and such Additional Accounts shall be deemed to be Accounts for purposes of this Agreement) or the applicable Additional Collateral Certificates existing as of the close of business on the applicable Addition Date shall be designated as additional Trust Assets, subject to the satisfaction of the following conditions (which shall not apply with respect to any increase in the Invested Amount of any Collateral Certificate previously conveyed to the Trust except as specified in clause (i) below):

(i)                 on or before the third Business Day prior to the Addition Date or the Increase Date with respect to additions or increases pursuant to subsection 2.12(a) and on or before the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.12(b) (the “Notice Date”), the applicable Transferor shall have delivered to the Owner Trustee, the Indenture Trustee, the Servicer, the applicable Collateral Agent and each Note Rating Agency written notice (unless such notice requirement is otherwise waived) that the Additional Accounts and/or Additional Collateral Certificates will be included in the Trust Assets or an increased Invested Amount of a Collateral Certificate previously conveyed to the Trust will be included in the Trust Assets (the latter notice requirement shall only apply to increases made pursuant to subsection 2.12(a); provided, however, that notice shall be delivered to the applicable Collateral Agent in connection with any increase in the Invested Amount of a Collateral Certificate previously conveyed to the Trust on or prior to the relevant Increase Date), which notice shall specify, as applicable, (x) the approximate aggregate amount of the Principal Receivables to be pledged, (y) the Invested Amount of the Collateral Certificates to be pledged or (z) the amount by which the Invested Amount of a Collateral Certificate previously conveyed to the Trust is to be increased, as well as the applicable Addition Date or Increase Date and, in connection with the Additional Accounts, the Addition Cut-Off Date;

(ii)                 the applicable Transferor shall represent and warrant as of the applicable Addition Cut-Off Date, each Additional Account is an Eligible Account;

(iii)                 the applicable Transferor shall represent and warrant as of the applicable Addition Date, each Additional Collateral Certificate is an Eligible Collateral Certificate;

(iv)                 on or before the Addition Date with respect to Additional Accounts and the Receivables arising thereunder, the applicable Transferor shall have delivered to the Owner Trustee, on behalf of the Issuing Entity, and the Servicer a written assignment in substantially the form of Exhibit A-2 (the “Account Assignment”) and, within five Business Days after the Addition Date, the applicable Transferor shall have delivered to the applicable Collateral Agent, as designee, on behalf of the Issuing Entity, a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the applicable Transferor and the applicable Collateral Agent) of all Additional Accounts designated by such Account Assignment, identified by account number and the aggregate amount of the Receivables in each Additional Account as of the Addition Cut-Off Date, and stating to which Asset Pool such Additional Accounts belong, which list shall, as of such Addition Date, modify and amend and be incorporated into and made a part of such Account Assignment and this Agreement and shall supplement Schedule 1 to this Agreement;

(v)                 on or before the Addition Date with respect to Additional Collateral Certificates, the applicable Transferor shall have delivered to the Owner Trustee, on behalf of the Issuing Entity, a written assignment in substantially the form of Exhibit A-1 (the “Certificate Assignment”) and each Collateral Certificate shall be registered in the name of the Owner Trustee, on behalf of the Issuing Entity;

(vi)                 as of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Account Owner, as applicable, or such Transferor shall have occurred nor shall the transfer to the Trust of the Receivables arising in the Additional Accounts or of the Additional Collateral Certificate have been made in contemplation of the occurrence thereof;

(vii)                 the acquisition by the Trust of the Receivables arising in the Additional Accounts or of the Additional Collateral Certificate shall not, in the reasonable belief of the applicable Transferor, result in an Adverse Effect;

(viii)                 as of (A) the Addition Cut-Off Date, the Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest, whether owned on the Addition Cut-Off Date or thereafter acquired, of the Transferor in the Receivables existing on the Addition Cut-Off Date or thereafter created in the Additional Accounts, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the “proceeds” (including “proceeds” as defined in the applicable UCC) thereof, or, if this Assignment does not constitute a sale of such property, it constitutes a grant of a “security interest” (as defined in the applicable UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Assignment, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation or (B) the

Addition Date in connection with an Additional Collateral Certificate, the Assignment constitutes either (x) a valid sale, transfer and assignment to the Trust of all right, title and interest of the Transferor in the Additional Collateral Certificate designated on the Addition Date and such Additional Collateral Certificate will be held by the Owner Trustee, on behalf of the Trust, free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates, or (y) a valid transfer for security of all of the Transferor’s right, title and interest  in such Additional Collateral Certificate to the Owner Trustee, on behalf of the Trust, which is enforceable upon execution and delivery of this Assignment.  Upon the filing of all such appropriate financing statements, the Trust shall have a first priority perfected security or ownership interest in such property and proceeds;

(ix)                 if, with respect to any three-month period or with respect to any twelve-month period, the aggregate number of Additional Accounts designated to have their Receivables added to the Trust and designated for inclusion in any Asset Pool shall exceed the applicable Aggregate Addition Limit for such Asset Pool, the applicable Transferor shall have received notice from each Note Rating Agency that the inclusion pursuant to subsection 2.12(b) of such Additional Accounts in excess of the applicable Aggregate Addition Limit will not result in the reduction or withdrawal of its then existing rating of any Series, Class or Tranche of Notes then issued and Outstanding and shall have delivered such notice to the Owner Trustee, on behalf of the Issuing Entity;

(x)                 if so notified by any Note Rating Agency on or before the second Business Day prior to the Addition Date with respect to additions of Additional Collateral Certificates pursuant to subsection 2.12(a) or on or before the fourth Business Day prior to the Addition Date with respect to additions of Additional Collateral Certificates pursuant to subsection 2.12(b) that such Note Rating Agency has elected to impose a Note Rating Agency Condition with respect to the addition of an Additional Collateral Certificate, the applicable Transferor shall have received notice from such Note Rating Agency on or prior to the applicable Addition Date that the Note Rating Agency Condition shall have been satisfied with respect to such Note Rating Agency and the Transferor shall have delivered such notice to the Owner Trustee, on behalf of the Issuing Entity;

(xi)                 such Transferor shall have delivered to the Owner Trustee, on behalf of the Issuing Entity, an Officer’s Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (ii) through (x) above; and

(xii)                 on the Addition Date, the Transferor shall deliver to the Indenture Trustee, on behalf of the Issuing Entity (with a copy to each Note Rating Agency), an Opinion of Counsel with respect to the Receivables arising in Accounts included as Additional Accounts on such Addition Date substantially in the form of Exhibit H.

Section 2.13        Removal of Accounts.

(a)           Subject to the conditions set forth below, each Transferor may, but shall not be obligated to, designate Receivables from certain Accounts (the “Removed Accounts”) for removal from the Trust.  On or before the fifth Business Day (the “Removal Notice Date”) prior to the date on which the Receivables from the designated Removed Accounts will be reassigned to the applicable Transferor (the “Removal Date”), the Issuing Entity shall give the Owner Trustee, the Indenture Trustee, the Servicer, the applicable Collateral Agent and each Note Rating Agency written notice that the Receivables from such Removed Accounts are to be reassigned to the applicable Transferor.

(b)           The applicable Transferor shall be permitted to designate and require reassignment to it of Receivables from Removed Accounts only upon satisfaction of the following conditions:

(i)                 all of the requirements for the removal of Accounts under the applicable Asset Pool Supplement have been satisfied;

(ii)                 the Servicer shall represent and warrant that (x) a random selection procedure was used by the Servicer in selecting the Removed Accounts and only one such removal of randomly selected Accounts shall occur in the then current Monthly Period, (y) the Removed Accounts arose pursuant to an affinity, private-label, agent-bank, co-branding or other arrangement with a third party that has been cancelled by such third party or has expired without renewal and which by its terms permits the third party to repurchase the Removed Accounts subject to such arrangement, upon such cancellation or non-renewal and the third party has exercised such repurchase right or (z) the Removed Accounts were selected using another method that will not preclude transfers from being accounted for as sales under generally accepted accounting principles or prevent the Trust from continuing to qualify as a qualifying special purpose entity in accordance with SFAS 140 (or any relevant replacement statement);

(iii)                 the removal of any Receivable of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the applicable Transferor, cause, with respect to the Asset Pool from which such Receivables had been designated for removal, an Adverse Effect or the Transferor Amount for such Asset Pool to be less than the Required Transferor Amount for that Asset Pool or the Pool Balance for that Asset Pool to be less than the Minimum Pool Balance for such Monthly Period in which such removal occurs;

(iv)                 on or prior to the Removal Date, the applicable Transferor shall have delivered to the Owner Trustee, on behalf of the Issuing Entity, for execution, a written assignment in substantially the form of Exhibit B (the “Reassignment”) and the Transferor shall have, within five Business Days after the Removal Date, or as otherwise agreed upon between the applicable Transferor and the applicable Collateral Agent, as designee, on behalf of the Issuing Entity, delivered to the applicable Collateral Agent, as designee, on behalf of the Issuing Entity, a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the applicable Transferor and the Owner Trustee) of all Removed Accounts designated by such Reassignment, identified by account number and the aggregate amount of Receivables outstanding in each Removed Account as of the Removal Cut-Off Date, and stating from which Asset Pool such Removed Accounts are to be removed, which list shall, as of the Removal Date, modify and amend and be incorporated into and made a part of this Agreement;

(v)                 on or prior to the Removal Date, if such removal is pursuant to subsection 2.13(b)(ii)(z), the Note Rating Agency Condition shall have been satisfied; and

(vi)                 (A) the Issuing Entity shall have delivered to the Owner Trustee an Officer’s Certificate confirming the items set forth in clause (i), (B) the Servicer shall have delivered to the Owner Trustee, on behalf of the Issuing Entity, an Officer’s Certificate confirming the items set forth in clause (ii) above and (C) the applicable Transferor shall have delivered to the Owner Trustee, on behalf of the Issuing Entity, an Officer’s Certificate confirming the items set forth in clauses (iii) through (v) above.  The Owner Trustee, the Indenture Trustee and the applicable Collateral Agent  may each conclusively rely on each such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

Upon satisfaction of the above conditions, the Owner Trustee, on behalf of the Issuing Entity, shall execute and deliver the Reassignment to such Transferor, and the Receivables from the Removed Accounts shall no longer constitute a part of the Collateral.

Section 2.14        Account Allocations.   In the event that any Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including by reason of the application of the provisions of Section 9.01 or any order of any Governmental Authority (a “Transfer Restriction Event”)), then, in any such event, (a) such Transferor and the Servicer agree (except as prohibited by any such order) to allocate and pay to the Trust, after the date of such inability, all Collections, including Collections of Principal Receivables and Finance Charge Receivables transferred to the Trust prior to the occurrence of such event, and all amounts which would have constituted Collections with respect to Principal Receivables and Finance Charge Receivables but for such Transferor’s inability to transfer such Receivables (up to the lesser of the amount of such insufficiency or an aggregate amount equal to the amount of Principal Receivables and Finance Charge Receivables in the Trust on such date transferred to the Trust by such Transferor), (b) such Transferor and the Servicer agree that such amounts will be applied as Collections in accordance with the terms of the applicable Asset Pool Supplement and the terms of each Indenture Supplement and (c) for only so long as the allocation and application of all Collections and all amounts that would have constituted Collections are made in accordance with clauses (a) and (b) above, Principal Receivables and Finance Charge Receivables (and all amounts which would have constituted

Principal Receivables and Finance Charge Receivables but for such Transferor’s inability to transfer Receivables to the Trust) which are charged off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with the terms of the applicable Asset Pool Supplement and each Indenture Supplement and all amounts that would have constituted Principal Receivables but for such Transferor’s inability to transfer Receivables to the Trust shall be deemed to be Principal Receivables for the purpose of calculating the applicable Noteholder Percentage with respect to Principal Receivables with respect to any Series, Class or Tranche secured by the Receivables designated for inclusion in any Asset Pool.  For the purpose of the immediately preceding sentence, such Transferor and the Servicer shall treat the first received Collections with respect to the Accounts as allocable to the Trust until the Trust shall have been allocated and paid Collections in an amount equal to the aggregate amount of Principal Receivables in the Trust as of the date of the occurrence of such event.  If such Transferor and the Servicer are unable pursuant to any Requirements of Law to allocate Collections as described above, such Transferor and the Servicer agree that, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account shall be allocated first to the oldest principal balance of such Account and shall have such payments applied as Collections in accordance with the terms of the applicable Asset Pool Supplement and each Indenture Supplement.  The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust, or that would have been conveyed to the Trust but for the above described inability to transfer such Receivables, shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with the terms of the applicable Asset Pool Supplement and each Indenture Supplement.

Section 2.15        Discount Receivables.

(a)           The Transferor shall have the option to designate at any time and from time to time a fixed percentage or percentages, which may be a fixed percentage or a variable percentage based on a formula (the “Yield Factor”), currently zero, of all or any specified portion of Gross Principal Receivables outstanding that have been designated for inclusion in a specified Asset Pool on any date of determination and subsequently created to be treated as Discount Receivables and included as Finance Charge Receivables.  Subject to the conditions specified below, the Transferor may, without notice to or the consent of any Noteholder whose Notes are secured by a specified Asset Pool, from time to time, increase, reduce or eliminate the Yield Factor on or after such initial date of determination and any other specified date (each, a “Discount Option Date”).  The Transferor shall provide 30 days prior written notice of any such change in a Yield Factor with respect to a specified Asset Pool and the related Discount Option Date to the Servicer, the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent and any Note Rating Agency and such change in the Yield Factor shall become effective on such Discount Option Date unless such designation in the reasonable belief of the Transferor would cause an Early Amortization Event or Event of Default with respect to any Series, Class or Tranche of Notes to occur, or an event which, with notice or lapse of time or both, would constitute an Early Amortization Event or Event of Default with respect to any Series, Class or Tranche of Notes.  In addition, on each Discount Option Date after a change in Yield Factor, the Transferor shall apply the new Yield Factor to all or the portion of the Gross Principal Receivables outstanding that have been designated for inclusion in a specified Asset Pool which are to be treated as Discount Receivables.

(b)           After the Discount Option Date, Discount Receivables Collections with respect to Receivables designated for inclusion in an Asset Pool shall be treated as Finance Charge Collections to be allocated to such Asset Pool.

[END OF ARTICLE II]

ARTICLE III

COLLECTIONS, ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 3.01        Collections and Allocations.  The Servicer (or, if the authority of the Servicer has been revoked pursuant to Section 10.01 hereof, the Indenture Trustee, or, if a Successor Servicer has been appointed, the Successor Servicer) shall receive from time to time funds from each Transferor in respect of Receivables and from each applicable Master Trust with respect to the Collateral Certificates pledged to the Trust.  Upon receipt of any funds in respect of a Collateral Certificate or Receivables, unless otherwise specified herein, the Servicer shall deposit such amounts in the Collection Account for the Asset Pool in which such Collateral Certificate or Receivables have been designated for inclusion, which amounts shall be applied by the applicable Collateral Agent, on behalf of the Indenture Trustee, for such Asset Pool pursuant to the Asset Pool Supplement for such Asset Pool.  Except as otherwise provided below, the Servicer shall deposit Collections with respect to Receivables into the Collection Account for the applicable Asset Pool as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following the Date of Processing and shall deposit Collections received with respect to Collateral Certificates with respect to any Monthly Period into the Collection Account for the applicable Asset Pool no later than the First Note Transfer Date for the applicable Asset Pool in the next succeeding Monthly Period.  In the event of the insolvency of the Servicer, then, immediately upon the occurrence of such event and thereafter, the Servicer shall deposit all Collections into the Collection Account for each applicable Asset Pool and in no such event shall the Servicer deposit any Collections thereafter into any account established, held or maintained with the Servicer.

For as long as Chase USA remains the Servicer hereunder and (i) no Servicer Rating Event shall have occurred and be continuing or (ii) Chase USA obtains a guarantee or letter of credit covering risk of collection with respect to its deposit and payment obligations under this Agreement (in form and substance satisfactory to each Note Rating Agency) from a guarantor having a short-term credit rating of at least “A-1” from Standard & Poor’s or “P-1” from Moody’s or “F1” from Fitch (or such other rating below “A-1” or “P-1” or, to the extent rated by Fitch, “F1,” as the case may be, which is acceptable to such Note Rating Agency), or (iii) the Note Rating Agency Condition will have been satisfied despite the Servicer’s inability to satisfy the rating requirement specified in clause (i) or (ii) above, or (iv) for five Business Days following any reduction of any such rating or failure to satisfy the conditions specified in clause (i) or (ii) above, the Servicer need not make daily deposits of Collections into the Collection Account as provided in the preceding paragraph, but may make deposits in an amount equal to the net amount of such deposits and payments which would have been made with respect to Notes to receive payments on the related Payment Dates had the conditions of this sentence not applied, into the Collection Account in immediately available funds not later than 1:00 p.m., New York City time, on each applicable Note Transfer Date following the Monthly Period with respect to which such deposit relates.  To the extent that, in accordance with this Section 3.01, the Servicer has retained amounts which would otherwise be required to be deposited into a Collection Account or any Supplemental Bank Account with respect to any Monthly Period, the Servicer shall be required to deposit such amounts in the applicable Collection Account or such

Supplemental Bank Account on the related Note Transfer Date to the extent necessary to make required distributions on the related Payment Date for such Asset Pool.

Section 3.02        Allocations of Finance Charge Collections, the Default Amount and the Trust Servicing Fee.

(a)           With respect to each Monthly Period, the Servicer shall allocate to each Asset Pool an amount equal to the Finance Charge Collections from the Trust Assets identified in the applicable Asset Pool Supplement to be included in the Collateral for such Asset Pool for such Monthly Period.

(b)           With respect to each Monthly Period, the Servicer shall allocate to each Asset Pool an amount equal to the Default Amount with respect to the Trust Assets identified in the applicable Asset Pool Supplement to be included in the Collateral for such Asset Pool for such Monthly Period.

(c)           With respect to each Monthly Period, the Servicer shall allocate to each Asset Pool an amount equal to the Servicing Fee for that Asset Pool with respect to such Monthly Period.

Section 3.03        Allocations of Principal Collections.  With respect to each Monthly Period, the Servicer shall allocate to each Asset Pool an amount equal to the Principal Collections from the Trust Assets identified in the applicable Asset Pool Supplement to be included in the Collateral for such Asset Pool for such Monthly Period.

Section 3.04        Allocations of Finance Charge Collections, the Default Amount, the Servicing Fee and Principal Collections Allocable to the Transferor Interest of an Asset Pool.

(a)           With respect to each Monthly Period, unless otherwise stated in any Indenture Supplement, the Servicer shall allocate to the holder of the Transferor Interest for an Asset Pool an amount equal to the product of (i) the Transferor Percentage for that Asset Pool with respect to such Monthly Period and (ii) the Finance Charge Collections allocable to that Asset Pool with respect to such Monthly Period.  If so specified in any Indenture Supplement, such amounts may be applied to cover certain shortfalls in the amount of investment earnings on investments of funds in certain Supplemental Bank Accounts.

(b)           With respect to each Monthly Period, the Servicer shall allocate to the holder of the Transferor Interest for an Asset Pool an amount equal to the product of (i) the Transferor Percentage for that Asset Pool with respect to such Monthly Period and (ii) the Default Amount allocable to that Asset Pool with respect to such Monthly Period.

(c)           With respect to each Monthly Period, the Servicer shall allocate to the holder of the Transferor Interest for an Asset Pool an amount equal to the product of (i) the Transferor Percentage for that Asset Pool with respect to such Monthly Period and (ii) the Servicing Fee for that Asset Pool with respect to such Monthly Period.

(d)           With respect to each Monthly Period, unless otherwise stated in any Asset Pool Supplement or any Indenture Supplement, the Servicer shall allocate to the holder of the Transferor Interest for an Asset Pool an amount equal to the product of (i) the Transferor Percentage for that Asset Pool with respect to such Monthly Period and (ii) the Principal Collections allocable to that Asset Pool with respect to such Monthly Period; provided, however, that amounts payable to the holder of the Transferor Interest for an Asset Pool pursuant to this subsection 3.04(d) shall instead be deposited into the Excess Funding Account for such Asset Pool to the extent that (i) the Transferor Amount for such Asset Pool is, or as a result of such payment would become, less than the Required Transferor Amount for such Asset Pool or (ii) the Pool Balance for such Asset Pool is, or as a result of such payment would become, less than the Minimum Pool Balance for such Asset Pool.

(e)           To the extent there is more than one Transferor for an Asset Pool, the Asset Pool Supplement for that Asset Pool shall describe the distribution among the various Transferors of Collections, the Default Amount and the Trust Servicing Fee allocated to the Transferor Interest for that Asset Pool.

(f)           Notwithstanding anything in this Agreement to the contrary, unless otherwise specified in the Indenture, any applicable Asset Pool Supplement or any applicable Indenture Supplement, the Servicer need not deposit any amount allocated to be paid to any Transferor pursuant to this Agreement, the Indenture, any applicable Asset Pool Supplement or any applicable Indenture Supplement into the Collection Account or any Supplemental Bank Account, but shall pay such amounts as collected to the applicable Transferor.

Section 3.05        Transfer of Defaulted Accounts.  Unless otherwise provided in any Series Supplement, in consideration of receiving Recoveries as provided in subsection 3.07(a), on the date on which an Account becomes a Defaulted Account, the Trust shall automatically and without further action or consideration be deemed to transfer, set over, and otherwise convey to the applicable Transferor, without recourse, representation, or warranty, all the right, title and interest of the Trust in and to the Receivables in such Defaulted Account, all monies due or to become due with respect thereto, all proceeds thereof allocable to the Trust with respect to such Receivables, excluding Recoveries relating thereto, which shall remain a Trust Asset.

Section 3.06        Adjustments for Miscellaneous Credits and Fraudulent Charges.

(a)           The Servicer shall be obligated to reduce on a net basis for each Monthly Period the aggregate amount of Principal Receivables (a “Credit Adjustment”) with respect to any Principal Receivable (i) which was created in respect of merchandise refused or returned by the Obligor thereunder or as to which the Obligor thereunder has asserted a counterclaim or defense, (ii) which is reduced by the Servicer by any rebate, refund, charge-back or adjustment (including Servicer errors) or (iii) which was created as a result of a fraudulent or counterfeit charge.

In the event that the inclusion of the amount of a Credit Adjustment in (x) the calculation of the Transferor Amount for the applicable Asset Pool would cause the Transferor Amount for such Asset Pool to be an amount less than the Required Transferor Amount for such Asset Pool or (y) the calculation of the Pool Balance for such Asset Pool would cause the Pool Balance for such Asset Pool to be an amount less than the Minimum Pool Balance for such Asset Pool, the applicable Transferor shall make a deposit, no later than (A) the First Note Transfer

Date following the Monthly Period with respect to which such Credit Adjustment occurs or (B) in the event of a Servicer Rating Event, 10 Business Days after the inclusion of the Credit Adjustment that caused the Transferor Amount for such Asset Pool to be less than the Required Transferor Amount for such Asset Pool or the Pool Balance for such Asset Pool to be less than the Minimum Pool Balance for such Asset Pool, into the Excess Funding Account in immediately available funds in an amount equal to the greater of the amount by which (I) the Transferor Amount for the applicable Asset Pool would be less than the Required Transferor Amount or (II) the Pool Balance for the applicable Asset Pool would be an amount less than the Minimum Pool Balance for such Asset Pool, due to Credit Adjustments with respect to Receivables conveyed by such Transferor (each such deposit, an “Adjustment Payment”).

(b)           If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake.  Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.  Notwithstanding the first two sentences of this paragraph, adjustments made pursuant to this Section 3.06 shall not require any change in any report previously delivered pursuant to subsection 4.04(a).

Section 3.07        Recoveries and Interchange.

(a)           Recoveries.  On or prior to the second Business Day following the end of each Monthly Period, the Transferor shall notify the Servicer of the amount of Recoveries to be included as Collections for each Asset Pool with respect to the preceding Monthly Period.  On the First Note Transfer Date following the applicable Monthly Period, the Transferor shall pay to the Servicer and the Servicer shall deposit into the Collection Account for each Asset Pool, in immediately available funds, the amount of Recoveries to be so included as Collections for that Asset Pool with respect to the preceding Monthly Period; provided, however, that such deposit need be made only to the extent that such funds are required to be retained in the applicable Bank Accounts for the benefit of any Series, Class or Tranche of Notes for that Asset Pool pursuant to the provisions of this Article III of this Agreement, any applicable Asset Pool Supplement or any applicable Indenture Supplement provided that any such amount that is not so deposited shall be paid to the applicable Transferor.

(b)           Interchange.  On or prior to the second Business Day following the end of each Monthly Period, each Account Owner shall notify the Servicer of the Interchange Amount, if any, which is required to be included as Finance Charge Collections with respect to the preceding Monthly Period.  On the First Note Transfer Date following the applicable Monthly Period, each Account Owner shall pay to the Servicer and the Servicer shall deposit into the Collection Account, in immediately available funds, the Interchange Amount to be so included as Finance Charge Collections with respect to the preceding Monthly Period; provided, however, that such deposit need be made only to the extent that such funds are required to be retained in the applicable Bank Accounts for the benefit of any Series, Class or Tranche of Notes pursuant to the provisions of this Article III of this Agreement, any applicable Asset Pool

Supplement or any applicable Indenture Supplement and any such amount that is not so deposited shall be paid to the applicable Transferor.

[END OF ARTICLE III]

ARTICLE IV

SERVICING OF RECEIVABLES

Section 4.01        Acceptance of Appointment and Other Matters Relating to the Servicer.

(a)           Chase USA agrees to act as the Servicer under this Agreement.

(b)           The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables and in accordance with the Credit Card Guidelines.  The Servicer shall service and administer the Collateral Certificates and shall collect payments due under the Collateral Certificates in accordance with the terms and provisions of each such Collateral Certificate.  The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable.  Without limiting the generality of the foregoing and subject to Section 10.01, the Servicer is hereby authorized and empowered unless such power is revoked by the Indenture Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.01, (i) to instruct the applicable Collateral Agent, the Indenture Trustee or the Owner Trustee to make allocations, withdrawals and payments to or from the Collection Account, the Excess Funding Account and any Supplemental Bank Account or Sub-Account as set forth in this Agreement, the Indenture, the applicable Asset Pool Supplement or any Indenture Supplement, (ii) to take any action required or permitted under any Supplemental Credit Enhancement or Derivative Agreement, as set forth in this Agreement, the applicable Asset Pool Supplement, the Indenture or any Indenture Supplement, (iii) to instruct the applicable Collateral Agent, the Indenture Trustee or the Owner Trustee in writing, as set forth in this Agreement, (iv) to execute and deliver, on behalf of the Trust any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or the Collateral Certificates and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence enforcement proceedings with respect to such Receivables, (v) to execute and deliver, on behalf of the Trust, any and all instruments deemed necessary or appropriate by it to take any action or fulfill any obligation with respect to the Collateral Certificates and (vi) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from the Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements.  Each of the Collateral Agents, the Indenture Trustee and the Owner Trustee agrees that it shall promptly follow the instructions of the Servicer to withdraw funds from the applicable Bank Account and to take any action required under any Supplemental Credit Enhancement or Derivative Agreement at such time as required under this Agreement, the applicable Asset Pool Supplement, the Indenture or any Indenture Supplement.  Each of the Collateral Agents, the Indenture Trustee and the Owner Trustee shall execute at the Servicer’s written request such documents prepared by any Transferor and acceptable to the applicable Collateral Agent or the Indenture Trustee, as may be necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

(c)           The Servicer shall not, and no Successor Servicer shall, be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other credit card receivables.

(d)           The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines and all applicable rules and regulations of the applicable credit card company, except insofar as any failure to so comply or perform would not materially and adversely affect the Trust or the Noteholders.

(e)           The Servicer shall, on and after such time as Receivables are included as Trust Assets, pay out of its own funds, without reimbursement, all expenses incurred in connection with the Trust and the servicing activities hereunder including expenses related to enforcement of the Collateral Certificates and the Receivables.  Prior to the inclusion of Receivables as Trust Assets, such expenses shall be paid by each Transferor in accordance with Section 12.03.

(f)           The Servicer shall maintain fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card accounts covering such actions and in such amounts as the Servicer believes to be reasonable from time to time.

Section 4.02        Servicing Compensation.  As compensation for its servicing activities hereunder and under each Asset Pool Supplement and as reimbursement for any expense incurred by it in connection therewith, the Servicer shall be entitled to receive a servicing fee (the “Trust Servicing Fee”) with respect to each Monthly Period prior to the termination of the Trust pursuant to Article VIII of the Trust Agreement, payable monthly on the related Payment Date.  For each Monthly Period, the Trust Servicing Fee shall be equal to the sum of the Servicing Fees for each Asset Pool for such Monthly Period.  The Issuing Entity, as holder of each Collateral Certificate, agrees to pay the portion of the Trust Servicing Fee owed to each Master Trust Servicer as servicer of the Receivables underlying such Collateral Certificate; provided, however, in no event shall the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, the Administrator, any Collateral Agent or the Noteholders of any Series be liable for the share of the Trust Servicing Fee with respect to any Monthly Period to be paid by the holder of any Collateral Certificates.

Section 4.03        Representations, Warranties and Covenants of the Servicer.  Chase USA, as Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, with respect to itself, on each Issuance Date, each Addition Date and each Increase Date (and on the date of any such appointment), the following representations, warranties and covenants on which the Trust, the Owner Trustee, the applicable Collateral Agent and the Indenture Trustee shall be deemed to have relied in accepting each Collateral Certificate, any increase in a Collateral Certificate previously conveyed to the Trust and each Receivable in trust and in entering into the Indenture and the applicable Asset Pool Supplement:

(a)           Organization and Good Standing.  The Servicer is a national banking association duly organized and validly existing in good standing under the laws of the United States and has full corporate power, authority and legal right to own its properties and conduct its credit card business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

(b)           Due Qualification.  The Servicer is not required to qualify nor register as a foreign corporation in any state in order to service the Receivables as required by this Agreement and has obtained all licenses and approvals necessary in order to so service the Receivables as required under federal law.  If the Servicer shall be required by any Requirement of Law to so qualify or register or obtain such license or approval, then it shall do so.

(c)           Due Authorization.  The execution, delivery, and performance of this Agreement and the other agreements and instruments executed or to be executed by the Servicer as contemplated hereby, have been duly authorized by the Servicer by all necessary action on the part of the Servicer and this Agreement will remain, from the time of its execution, an official record of the Servicer.

(d)           Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights in general and the rights of creditors of national banking associations.

(e)           No Violation.  The execution and delivery of this Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound.

(f)           No Proceedings.  There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

(g)           Compliance with Requirements of Law.  The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related Account and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account the failure to comply with which would have an Adverse Effect.

(h)           No Rescission or Cancellation.  The Servicer shall not permit any rescission or cancellation of any Collateral Certificate or any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of the Servicer.

(i)           Protection of Rights.  The Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of the Trust, the applicable Collateral Agent, the Indenture Trustee or the Noteholders in any Collateral Certificate or any Receivable or the related Account, if any, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Credit Card Guidelines.

(j)           Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the State of Delaware) and if any Receivable is so evidenced it shall be reassigned or assigned to the Servicer as provided in this Section.

(k)           All Consents.  All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Agreement by the Servicer and the performance of the transactions contemplated by this Agreement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

Section 4.04        Reports and Records for the Owner Trustee, the Indenture Trustee and the Applicable Collateral Agent.

(a)           Daily Records.  On each Business Day, the Servicer shall prepare or cause to be made available at the office of the Servicer for inspection by the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent upon request a record setting forth (i) the aggregate amount of Collections processed by the Servicer on the second preceding Business Day, (ii) the aggregate amount of Receivables as of the close of business on the second preceding Business Day in the Accounts and (iii) the Invested Amount of each Collateral Certificate as of the close of business on the second preceding Business Day.

(b)           Monthly Servicer’s Certificate.  Unless otherwise stated in the related Asset Pool Supplement, on each Determination Date, the Servicer shall, with respect to each outstanding Series, deliver to the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent and each Note Rating Agency a certificate of an authorized officer of the Servicer in substantially the form set forth in the related Asset Pool Supplement.  A copy of such certificate may be obtained by any Noteholder or Note Owner by a request in writing to the Owner Trustee addressed to the Corporate Trust Office.

Section 4.05        Annual Certificate of Servicer.

(a)           Servicer Compliance Statement.  Within the earlier of 90 days after the end of each fiscal year of the Servicer or such date as required by Regulation AB, beginning after the end of fiscal year 2006, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Collateral Agent and each Note Rating Agency, the statement of compliance required under Item 1123 of Regulation AB with respect to such fiscal year, substantially in the form of Exhibit C, which statement shall be in the form of an Officer’s Certificate of the Servicer to the effect that (i) a review of the activities of the Servicer during such fiscal year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such fiscal year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  A copy of such statement may be obtained by any Noteholder or Note Owner by a request in writing to the Owner Trustee addressed to the Corporate Trust Office.

(b)           Report of Assessment of Compliance with Servicing Criteria.  Within the earlier of 90 days after the end of each fiscal year of the Servicer or such date as required by Regulation AB, beginning after the end of fiscal year 2006, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Collateral Agent and each Note Rating Agency, a report of compliance with servicing criteria required under Item 1122 of Regulation AB with respect to such fiscal year, substantially in the form of Exhibit F, which report will be in the form of an Officer’s Certificate of the Servicer to the effect that (i) the Servicer is responsible for assessing compliance with the servicing obligations under this Agreement; (ii) the Servicer has used the criteria in paragraph (d) of Item 1122 of Regulation AB to assess compliance with the servicing obligations under this Agreement; (iii) the Servicer has assessed compliance with the servicing obligations under this Agreement as of and for the period ending the end of such fiscal year and has disclosed any material instance of noncompliance identified by the Servicer; and (iv) a registered public accounting firm has issued an attestation report on the Servicer’s assessment of compliance with the servicing obligations under this Agreement as of and for the period ending the end of such fiscal year.  A copy of such report may be obtained by any Noteholder or Note Owner by a request in writing to the Owner Trustee addressed to the Corporate Trust Office.

Section 4.06        Annual Servicing Report of Independent Certified Public Accountants; Copies of Reports Available.

(a)           Within the earlier of 90 days after the end of each fiscal year of the Servicer or such date as required by Regulation AB, beginning after the end of fiscal year 2006, the Servicer shall cause a registered public accounting firm (who may also render other services to the Servicer or the Transferor) to furnish to the Owner Trustee, the Indenture Trustee, the Collateral Agent and each Note Rating Agency an attestation report on each assessment of compliance with the servicing criteria with respect to the Servicer or any Affiliate thereof during the related fiscal year delivered by such accountants pursuant to Rule 13a-18 or Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  A copy of such report or reports may be obtained by any Noteholder or Note Owner by a request in writing to the Owner Trustee addressed to the Corporate Trust Office.

(b)           [RESERVED].

(c)           In the event such independent public accountants require the Indenture Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 4.06, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

Section 4.07        Tax Treatment.  Unless otherwise specified in the Indenture or an Indenture Supplement with respect to a particular Series, Class or Tranche, each Transferor has entered into this Agreement, and the Notes will be issued, with the intention that, for federal, state and local income and franchise tax purposes, (i) the Notes of each Series, Class or Tranche which are characterized as indebtedness at the time of their issuance will qualify as indebtedness secured by the Trust Assets and (ii) the Trust shall not be treated as an association or publicly traded partnership taxable as a corporation.  Each Transferor, by entering into this Agreement, and each Noteholder, by the acceptance of any such Note (and each Note Owner, by its acceptance of an interest in the applicable Note), agree to treat such Note for federal, state and local income and franchise tax purposes as indebtedness of the Transferor.  Each Holder of such Note agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section 4.07.  The parties hereto agree that they shall not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7701-3 whereby the Trust or any portion thereof would be treated as a corporation for federal income tax purposes and, except as required by Section 7.15 of the Indenture, shall not file tax returns or obtain any federal employer identification number for the Trust but shall treat the Trust as a security device for federal income tax purposes.  The provisions of this Agreement shall be construed in furtherance of the foregoing intended tax treatment.

Section 4.08        Notices to Chase USA.  In the event that Chase USA is no longer acting as Servicer, any Successor Servicer shall deliver or make available to Chase USA each certificate and report required to be provided thereafter pursuant to subsection 4.04(b), Section 4.05 and subsection 4.06(a).

Section 4.09        Reports to the Commission.  The Servicer shall, on behalf of the Trust, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder.  The applicable Transferor shall, at its own expense, cooperate in any reasonable request of the Servicer in connection with such filings.

[END OF ARTICLE IV]

ARTICLE V

ADMINISTRATION OF THE TRUST; DUTIES OF THE ADMINISTRATOR

Section 5.01        Appointment of Administrator; Duties of Administrator.

(a)           The Issuing Entity hereby appoints Chase USA to act as administrator (the “Administrator”), subject to Section 5.08.

(b)           Duties of Administrator with Respect to the Related Agreements.  The Administrator shall consult with the Owner Trustee regarding the duties of the Issuing Entity and the Owner Trustee under the Related Agreements.  The Administrator shall monitor the performance of the Issuing Entity and shall advise the Owner Trustee when action is necessary to comply with the Issuing Entity’s or the Owner Trustee’s duties under the Related Agreements.  The Administrator shall prepare for execution by the Issuing Entity or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to any Related Agreement.  In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuing Entity or the Owner Trustee to take pursuant to the Indenture, any Indenture Supplement and any Asset Pool Supplement including, such of the foregoing as are required with respect to the following matters under the Indenture, any Indenture Supplement and any Asset Pool Supplement (parenthetical references are to Articles or Sections of the Indenture):

(A)           the duty to cause the Note Register to be kept, and notifying the Indenture Trustee of any appointment of a new Note Registrar and the location, or change in location, of the Note Registrar (subsections 3.05(a) and 3.05(i));

(B)           preparing or obtaining the documents, legal opinions and instruments required for execution, authentication and delivery of the Notes, and delivery of the same to the Indenture Trustee for authentication (Sections 3.03, 3.04 and 3.10), providing for the replacement of mutilated, destroyed, lost or stolen Notes (Section 3.06), providing for the exchange or transfer of Notes (Section 3.05) and, to the extent set forth in the related Indenture Supplement, notifying each Note Rating Agency in writing of the issuance of any Tranche, Class or Series of Notes;

(C)           directing the Collateral Agent with respect to the investment of funds in the Bank Accounts (Section 4.03);

(D)           preparing or obtaining the documents, legal opinions and instruments required to be delivered to the Indenture Trustee with respect to the satisfaction and discharge of the Indenture (subsection 5.01(c)) and preparing the documents necessary for the Indenture Trustee to acknowledge the same (subsection 5.01(a));

(E)           on the resignation or removal of any Indenture Trustee, appointing a successor Indenture Trustee (subsection 7.10(e)) and giving written notice of such resignation or removal and appointment to each Noteholder (subsection 7.10(f));

(F)           preparing or causing to be prepared tax returns for the Issuing Entity (if required) and the reporting information for the Noteholders (Section 7.15);

(G)           preparing on behalf of the Issuing Entity written instructions regarding any action proposed to be taken or omitted by the Indenture Trustee upon the Indenture Trustee’s application therefor (Section 7.18);

(H)           furnishing to the Indenture Trustee a list of the names and addresses of the Registered Noteholders not more than 15 days after each Record Date or at such other times as the Indenture Trustee may request in writing (Section 8.01);

(I)           establishing reasonable rules for matters relating to Action by or a meeting of Noteholders not otherwise set forth in Section 8.04 of the Indenture (subsection 8.04(g));

(J)           preparing for the Issuing Entity such filings for filing with the Commission, and providing the Indenture Trustee with copies thereof once filed, as required by the Exchange Act or otherwise as in accordance with rules and regulations prescribed from time to time by the Commission (Section 8.05);

(K)           preparing, completing and delivering to the Indenture Trustee and the trustee for the applicable Master Trust (with a copy to each Note Rating Agency), a Monthly Noteholders’ Statement (Section 8.06);

(L)           preparing for the Issuing Entity the Payment Instruction after the Issuing Entity receives each Monthly Servicer’s Certificate under the applicable Series Supplement, delivering a copy thereof to the Indenture Trustee and the trustee for the applicable Master Trust and compiling such other information for the Issuing Entity (subsection 8.07(a));

(M)           preparing or obtaining any necessary Opinion of Counsel, Issuing Entity Tax Opinion, Officer’s Certificate, or other document or instrument as may be required in connection with any supplemental indenture or amendment to the Indenture, any Indenture Supplement or any Asset Pool Supplement (Article IX);

(N)           giving notice to each Note Rating Agency and collecting the vote of Noteholders, as necessary, in connection with any supplemental indenture or amendment to the Indenture, any Indenture Supplement or any Asset Pool Supplement (Article IX);

(O)           appointing Paying Agents (Section 10.02) and causing any such Paying Agents to execute and deliver to the Indenture Trustee an instrument pursuant to which it agrees to act as Paying Agent as set forth in Section 10.03 of the Indenture;

(P)           preparing Officer’s Certificates of the Issuing Entity directing the Paying Agent to pay to the Indenture Trustee sums held in trust by the Issuing Entity or such Paying Agent for the purpose of discharging the Indenture (Section 10.03);

(Q)           preparing written statements for execution by an Authorized Officer as required by Section 10.04 of the Indenture;

(R)           performing or causing to be performed all things necessary to preserve and keep in full force and effect the legal existence of the Issuing Entity (Section 10.05) and comply with applicable law (Section 10.07);

(S)           giving prompt written notice to the Indenture Trustee and each Note Rating Agency of each Event of Default under the Indenture, each breach on the part of the applicable Master Trust Servicer or the applicable Master Trust Transferor of its respective obligations under the applicable Pooling and Servicing Agreement or any default of a Derivative Counterparty (Section 10.08);

(T)           providing to Noteholders and prospective Noteholders information required to be provided by the Issuing Entity pursuant to Rule 144A under the Securities Act (Section 10.11);

(U)           performing and observing all of the Issuing Entity’s obligations under the Indenture, any Indenture Supplement, any Asset Pool Supplement, the Trust Agreement and any other instrument or agreement relating to the Collateral including preparing and causing the Issuing Entity to file UCC financing statements and continuation statements (Section 10.12);

(V)           preparing or obtaining the instruments, documents, agreements, certificates and legal opinions required to be delivered by the Issuing Entity and preparing any notice required to be given to the Note Rating Agencies and the Indenture Trustee, in connection with the merger or consolidation of the Issuing Entity with any other Person (subsection 10.13(a)) or the conveyance or transfer of any of the Issuing Entity’s property or assets (subsection 10.13(b));

(W)           giving written notice to the affected Noteholders of any optional repurchase by the Servicer (Section 11.02) and to the

Indenture Trustee and each Note Rating Agency with respect to any such optional repurchase or Early Amortization Event (Section 11.03);

(X)           to the extent set forth herein or in the related Asset Pool Supplement, preparing or obtaining the instruments, documents, agreements and legal opinions required to be delivered by the Issuing Entity and/or the Collateral Agent and preparing any notice required to be given by the Issuing Entity to the Note Rating Agencies, the Indenture Trustee, the applicable Collateral Agent and the Servicer in connection with addition or removal of Collateral, and designating such Collateral to be added or removed, as the case may be;

(Y)           to the extent set forth herein or in the related Asset Pool Supplement, taking, or assisting the Issuing Entity and/or the Collateral Agent in taking, all actions necessary and advisable to obtain, maintain and enforce a perfected lien on and security interest in the Collateral in favor of the Collateral Agent and preparing for execution and delivery or filing by the Issuing Entity all supplements and amendments to this Agreement and any Asset Pool Supplement and all financing statements, continuation statements, instruments of further assurance and other instruments;

(Z)           to the extent set forth herein or in the related Asset Pool Supplement, obtaining legal opinions with respect to the security interest in the Collateral;

(AA)        to the extent set forth in the related Asset Pool Supplement, assisting the Issuing Entity in appointing a suitable successor Collateral Agent as necessary, and giving written notice to each Note Rating Agency with respect to the removal of the Collateral Agent and the appointment of a successor;

(BB)         to the extent set forth in the related Asset Pool Supplement, establishing and maintaining or causing to be established and maintained certain Bank Accounts; and

(CC)         to the extent set forth in the related Asset Pool Supplement, directing the Collateral Agent with respect to the investment of funds in the Bank Accounts.

(c)           Additional Duties.

(i)                 In addition to the duties of the Administrator set forth above, the Administrator shall perform all duties and obligations of the Issuing Entity under the Related Agreements and shall perform such calculations and shall prepare for execution by the Issuing Entity and shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Issuing Entity shall take all appropriate action that it is the duty of the Issuing Entity or the Owner Trustee to take pursuant to the Related Agreements.  Subject to Section 5.05 of this Agreement, and in accordance with the directions of the Issuing Entity, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(ii)                 The Administrator shall perform the duties of the Administrator specified in Section 5.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

(iii)                 In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Administrator’s opinion, no less favorable to the Issuing Entity than would be available from unaffiliated parties.

(iv)                 It is the intention of the parties hereto that the Administrator shall, and the Administrator hereby agrees to, execute on behalf of the Issuing Entity all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity to prepare, file or deliver pursuant to the Related Agreements.  In furtherance thereof, the Owner Trustee shall, on behalf of the Issuing Entity, execute and deliver to the Administrator and its agents, and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit E, appointing the Administrator the attorney-in-fact of the Issuing Entity for the purpose of executing on behalf of the Issuing Entity all such documents, reports, filings, instruments, certificates and opinions.

(d)           Non-Ministerial Matters.

(i)                 With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction.  For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(1)           the amendment of or any supplement to the Indenture;

(2)           the initiation of any claim or lawsuit by the Issuing Entity and the compromise of any action, claim or lawsuit brought by or against the Issuing Entity;

(3)           the amendment, change or modification of the Related Agreements;

(4)           the appointment of successor Note Registrars, successor Paying Agents and successor trustees pursuant to the Indenture or the appointment of successor Administrators, or the consent to the assignment by the Note Registrar, Paying Agent or trustee of its obligations under the Indenture; and

(5)           the removal of the Indenture Trustee.

(ii)                 Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders or any Transferor under the Related Agreements or (y) take any other action that the Issuing Entity directs the Administrator not to take on its behalf.

Section 5.02        Records.  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuing Entity, the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent and any Transferor at any time during normal business hours.

Section 5.03        Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement, the Administrator shall be entitled to an amount not to exceed $5,000 per month, in addition to reimbursement for its liabilities and extra out-of-pocket expenses related to its performance hereunder or under any Related Agreement.  Such amounts shall be paid by the Transferor in accordance with Section 12.03.

Section 5.04        Additional Information To Be Furnished to Issuing Entity.  The Administrator shall furnish to the Issuing Entity, the Indenture Trustee or the applicable Collateral Agent from time to time such additional information regarding the Related Agreements and the Trust as each of them shall reasonably request.

Section 5.05        Independence of Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuing Entity or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuing Entity, the Administrator shall have no authority to act for or represent the Issuing Entity or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuing Entity or the Owner Trustee.

Section 5.06        No Joint Venture.  Nothing contained in this Agreement shall (i) constitute the Administrator and either of the Issuing Entity or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 5.07        Other Activities of Administrator.  Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuing Entity, the Owner Trustee, the Collateral Agent or the Indenture Trustee.

Section 5.08        Termination, Resignation and Removal of Administrator.

(a)           Subject to subsection 5.08(d), the Administrator may resign its duties hereunder by providing the Issuing Entity with at least 60 days prior written notice.

(b)           Subject to subsection 5.08(d), the Issuing Entity may, with written notice to each Note Rating Agency, remove the Administrator without cause by providing the Administrator with at least 60 days prior written notice.

(c)           Subject to subsection 5.08(d), at the sole option of the Issuing Entity and with written notice to each Note Rating Agency, the Administrator may be removed immediately upon written notice of termination from the Issuing Entity to the Administrator if any of the following events shall occur:

(i)                 the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within 10 days (or, if such default cannot be cured in such time, shall not give within 10 days such assurance of cure as shall be reasonably satisfactory to the Issuing Entity);

(ii)                 a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii)                 the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of its creditors or shall fail generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clause (ii) or (iii) of this subsection 5.08(c) shall occur, it shall give written notice thereof to the Issuing Entity, the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent within seven days after the happening of such event.

(d)           No termination, resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuing Entity and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

Section 5.09        Action upon Termination, Resignation or Removal.  Promptly upon the effective date of termination of the Administrator pursuant to subsection 5.08(c) or the resignation or removal of the Administrator pursuant to subsection 5.08(a) or (b), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such resignation or removal.  The Administrator shall forthwith upon such termination pursuant to subsection 5.08(c) deliver to the Issuing Entity all property and documents of or relating to the Collateral then in the custody of the Administrator.  In the event of the resignation or removal of the Administrator pursuant to subsection 5.08(a) or (b), respectively, the Administrator shall cooperate with the Issuing Entity and take all reasonable steps requested to assist the Issuing Entity in making an orderly transfer of the duties of the Administrator.

[END OF ARTICLE V]

ARTICLE VI

OTHER MATTERS RELATING TO EACH TRANSFEROR

Section 6.01        Liability of each Transferor.  Each Transferor shall be severally, and not jointly, liable for all obligations, covenants, representations and warranties of such Transferor arising under or related to this Agreement.  Except as provided in the preceding sentence, each Transferor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as a Transferor.

Section 6.02        Merger or Consolidation of, or Assumption of the Obligations of, a Transferor.

(a)           No Transferor shall dissolve, liquidate, consolidate with or merge into any other Person or convey, transfer or sell its properties and assets substantially as an entirety to any Person unless:

(i)                 (x) the Person formed by such consolidation or into which such Transferor is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of such Transferor substantially as an entirety shall be, if such Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, and shall be a savings association, a national banking association, a bank or other entity which is not eligible to be a debtor in a case under Title 11 of the United States Code or is a special purpose entity whose powers and activities are limited and, if such Transferor is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent, in form reasonably satisfactory to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent, the performance of every covenant and obligation of such Transferor hereunder and shall benefit from all the rights granted to such Transferor, as applicable hereunder; and (y) such Transferor or the surviving entity, as the case may be, has delivered to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent (with a copy to each Note Rating Agency) an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect or general principles of equity, and that all conditions precedent herein provided for relating to such transaction have been complied with;

(ii)                 to the extent that any right, covenant or obligation of such Transferor, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity; and

(iii)                 such Transferor shall have given the Note Rating Agencies notice of such consolidation, merger or transfer of assets.

(b)           Except as permitted by subsection 2.08(c), the obligations, rights or any part thereof of each Transferor hereunder shall not be assignable nor shall any Person succeed to such obligations or rights of any Transferor hereunder except (i) for conveyances, mergers, consolidations, assumptions, sales or transfers in accordance with the provisions of the foregoing paragraph and (ii) for conveyances, mergers, consolidations, assumptions, sales or transfers with, into or to other entities (1) which such Transferor and the Servicer determine will not result in an Adverse Effect, (2) which meet the requirements of clause (ii) of the preceding paragraph and (3) for which such purchaser, transferee, pledgee or entity shall expressly assume, in an agreement supplemental hereto, executed and delivered to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent in writing in form satisfactory to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent, the performance of every covenant and obligation of such Transferor thereby conveyed.

Section 6.03        Limitations on Liability of Each Transferor.  Subject to Section 6.01, no Transferor nor any of the directors, officers, members, managers, employees, incorporators or agents of any Transferor acting in such capacities shall be under any liability to the Trust, the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent, the Noteholders or any other Person for any action taken, or for refraining from the taking of any action, in good faith in such capacities pursuant to this Agreement, it being expressly understood that all such liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement, the Indenture and any Indenture Supplement and the issuance of the Notes; provided, however, that this provision shall not protect any Transferor, any director, officer, employee, incorporator or agent of any Transferor or, if applicable, any manager or member of any Transferor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  Each Transferor and, any director, officer, employee, incorporator or agent of such Transferor and, if applicable, any member or manager of such Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than such Transferor) respecting any matters arising hereunder.

[END OF ARTICLE VI]

ARTICLE VII

OTHER MATTERS RELATING TO THE SERVICER

Section 7.01        Liability of the Servicer. The Servicer shall be liable under this Article VII only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

Section 7.02        Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.  The Servicer shall not consolidate with or merge into any other Person or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless:

(a)                 (i)                 the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, a corporation or a national banking association organized and existing under the laws of the United States of America or any state thereof or the District of Columbia or is a special purpose entity whose powers and activities are limited, and, if the Servicer is not the surviving entity, such entity shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent, in form satisfactory to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent, the performance of every covenant and obligation of the Servicer hereunder (to the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

(ii)                 the Servicer has delivered to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale of the properties and assets of the Servicer complies with this Section 7.02 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

(iii)                 the Servicer shall have given the Note Rating Agencies notice of such consolidation, merger, conveyance, transfer or sale of the properties and assets of the Servicer; and

(b)           the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety shall be an Eligible Servicer.

Section 7.03        Limitation on Liability of the Servicer and Others.  Except as provided in Section 7.04, neither the Servicer nor any of the directors, officers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Trust, the Owner Trustee, the Indenture Trustee, any Collateral Agent, the Noteholders or any other Person for any action taken, or for refraining from the taking of any action, in good faith in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any directors, officers, employees or agents of the Servicer against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability.  The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Noteholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Noteholders hereunder.

Section 7.04        Servicer Indemnification of the Trust, the Owner Trustee, the Indenture Trustee and each Collateral Agent.  To the fullest extent permitted by applicable law, the Servicer shall indemnify and hold harmless each of the Trust, the Owner Trustee (as such and in its individual capacity), the Indenture Trustee and any trustees predecessor thereto (including the Indenture Trustee in its capacity as Transfer Agent and Note Registrar or as Paying Agent), any Collateral Agent and their respective directors, officers, employees and agents from and against any and all reasonable loss, liability, claim, expense, damage or injury suffered or sustained by reason of (a) any acts or omissions of the Servicer with respect to the Trust pursuant to this Agreement or (b) the administration of the Trust by the Owner Trustee, the issuance by the Trust of the Notes, any Servicer Default, or any termination of the rights and obligations of the Servicer, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Owner Trustee, the Indenture Trustee, each Collateral Agent or the Noteholders if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, negligence, or willful misconduct by the Owner Trustee, the Indenture Trustee or the applicable Collateral Agent; provided further, that the Servicer shall not indemnify the Trust, the Noteholders or the Note Owners for any liabilities, costs or expenses of the Trust with respect to any action taken by the Owner Trustee, the Indenture Trustee or the applicable Collateral Agent at the request of the Noteholders; provided further, that the Servicer shall not indemnify the Trust, the Noteholders or the Note Owners as to any losses, claims or damages incurred by any of them in their capacities as investors, including losses incurred as a result of Defaulted Accounts or Receivables which are written off as uncollectible or losses suffered by the Collateral Certificates; and provided further, that the Servicer shall not indemnify the Trust, the Noteholders or the Note Owners for any liabilities, costs or expenses of the Trust, the Noteholders or the Note Owners arising under any tax law, including any federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, the Noteholders or the Note Owners in connection herewith to any taxing authority.  Any such indemnification shall not be payable from the Trust Assets.  The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the resignation or removal of the Servicer, the resignation or removal of the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent and the termination of the Trust.

Section 7.05        Resignation of the Servicer.  The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the assumption, by an agreement supplemental hereto, executed and delivered to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent, in form satisfactory to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent, of the obligations and duties of the Servicer hereunder by any of its Affiliates or by any entity the appointment of which shall have satisfied the Note Rating Agency Condition and which, in either case, qualifies as an Eligible Servicer.  Any determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent.  No resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.02 hereof.   If within 120 days of the date of the determination that the Servicer may no longer act as Servicer under clause (a) above the Indenture Trustee is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer (but shall have continued authority to appoint another Person as Successor Servicer).  Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder.  The Trust shall give prompt notice to each Note Rating Agency upon the appointment of a Successor Servicer.  Notwithstanding anything in this Agreement to the contrary, Chase USA may assign part or all of its obligations and duties as Servicer under this Agreement to an Affiliate of Chase USA so long as Chase USA shall have fully guaranteed the performance of such obligations and duties under this Agreement.

Section 7.06        Delegation of Duties.  In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person that agrees to conduct such duties in accordance with the Credit Card Guidelines and this Agreement.  Any such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 7.05.  If any such delegation is to a party other than First Data Resources, Inc., a credit card processor located in Omaha, Nebraska, Total Systems Services, Inc., a credit card processor located in Georgia, or an Affiliate of the Servicer, notification thereof shall be given to each Note Rating Agency.

Section 7.07        Examination of Records.  Each Transferor and the Servicer shall indicate generally in their computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trust, pursuant to this Agreement.  Each Transferor and the Servicer shall, prior to the sale or other transfer to a third party of any receivable held in its custody, examine its computer records and other records to determine that such receivable is not, and does not include, a Receivable.  Each Transferor and the Servicer shall also indicate generally in their computer files or other records that each applicable Collateral Certificate has been conveyed to the Trust, pursuant to this Agreement.

[END OF ARTICLE VII]

ARTICLE VIII

ACQUISITION OF TRUST ASSETS

Section 8.01        Acquisition of Trust Assets.  If the Master Trust Transferor exercises its option to accept retransfer of any Collateral Certificate pursuant to the terms of the related Series Supplement, the Master Trust Transferor shall (a) acquire the Collateral Certificate, which acquisition shall be effective as of the date on which such retransfer occurs, (b) deliver notice of such acquisition to the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent and the Servicer on or prior to the Determination Date following the applicable Monthly Period for which the option is deemed exercised, (c) deposit into the Collection Account for the relevant Asset Pool on or prior to the First Note Transfer Date following the applicable Monthly Period an amount equal to the lesser of (1) (x) the amount required so that the Transferor Amount for such Asset Pool is equal to or greater than the Required Transferor Amount for such Asset Pool and (y) the amount required so that the Pool Balance for such Asset Pool is equal to or greater than the Minimum Pool Balance for such Asset Pool and (2) the Invested Amount of the Collateral Certificate on such date and all other amounts payable to the Noteholders of each Outstanding Series of Notes including accrued interest on the Notes.  Upon the completion of the foregoing condition, the applicable Master Trust shall succeed to all interests in and to the Trust with respect to such Collateral Certificate.

[END OF ARTICLE VIII]

ARTICLE IX

INSOLVENCY EVENTS

Section 9.01        Rights upon the Occurrence of an Insolvency Event.  If any Transferor shall consent to the appointment of a bankruptcy trustee or conservator or receiver or liquidator for the winding-up or liquidation of its affairs, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator or receiver or liquidator for the winding-up or liquidation of its affairs shall have been entered against such Transferor (an “Insolvency Event”), each Transferor shall on the day of such Insolvency Event (the “Appointment Day”) immediately cease to (i) transfer Principal Receivables or additional Collateral Certificates to the Trust and (ii) increase any Invested Amount of a Collateral Certificate transferred to the Trust by such Transferor and shall promptly give notice to the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent of such Insolvency Event.  Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been transferred to the Trust shall continue to be a part of the Trust, and Collections with respect thereto shall continue to be allocated to Noteholders in accordance with the terms of the Indenture and each Indenture Supplement.

[END OF ARTICLE IX]

ARTICLE X

SERVICER DEFAULTS

Section 10.01      Servicer Defaults.  If any one of the following events (a “Servicer Default”) shall occur and be continuing:

(a)           any failure by the Servicer to make any payment, transfer or deposit or to give notice or instructions to the Indenture Trustee to make any required withdrawal or payment, transfer or deposit on the date the Servicer is required to do so under the terms of this Agreement, the Indenture or any Indenture Supplement, or within the applicable grace period, which will not exceed 35 Business Days;

(b)           failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has an Adverse Effect on the Noteholders of any Series, Class or Tranche and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee, the Indenture Trustee or the applicable Collateral Agent or to the Servicer, the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent by Holders of Notes evidencing not less than 50% of the aggregate unpaid principal amount of all Series, Classes or Tranches of Notes sustaining such Adverse Effect; or the Servicer shall assign or delegate its duties under this Agreement, except as permitted by Sections 7.02, 7.05 and 7.06;

(c)           any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has an Adverse Effect on the rights of the Noteholders of any Series, Class or Tranche and which Adverse Effect continues for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee, the Indenture Trustee or the applicable Collateral Agent, or to the Servicer, the Owner Trustee, the Indenture Trustee and the applicable Collateral Agent by the Holders of Notes evidencing not less than 50% of the aggregate unpaid principal amount of all Series, Classes or Tranches of Notes to which such representation, warranty or certification relates;

(d)           the Servicer shall consent to the appointment of a bankruptcy trustee or conservator or receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or a conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(e)           any other Servicer Default described in any Indenture Supplement;

then, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing more than 50% of the aggregate unpaid principal amount of all affected Notes, by notice then given in writing to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Noteholders) (a “Termination Notice”), may terminate all but not less than all the rights and obligations of the Servicer as Servicer under this Agreement; provided, however, if within 60 days of receipt of a Termination Notice the Indenture Trustee does not receive any bids from Eligible Servicers in accordance with subsection 10.02(a) to act as a Successor Servicer and receives an Officer’s Certificate of the Servicer to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to the Termination Notice, the Indenture Trustee shall assume the role of Successor Servicer.

After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by the Indenture Trustee pursuant to Section 10.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a “Service Transfer”) and, without limitation, the Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer.  The Servicer agrees to cooperate with the Indenture Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Collateral provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account for the applicable Asset Pool, or which shall thereafter be received with respect to the Collateral, and in assisting the Successor Servicer and in enforcing all rights to Insurance Proceeds and Interchange (if any) applicable to the Trust.  The Servicer shall within 20 Business Days transfer its electronic records or electronic copies thereof relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Collateral in the manner and at such times as the Successor Servicer shall reasonably request.  To the extent that compliance with this Section shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interests.

Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for a period of 10 Business Days after the applicable grace period or under paragraph (b) or (c) above for a period of 60 Business Days after the applicable grace period, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes.  The preceding sentence shall not relieve the Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the Owner Trustee, the applicable Collateral Agent and each Transferor with an Officer’s Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

Section 10.02      Indenture Trustee To Act; Appointment of Successor.

(a)           On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee.  The Indenture Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee.  The Indenture Trustee may obtain bids from any potential successor Servicer.  In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer.  The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with subsection 4.01(b) and Section 7.06.

Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder.  The Indenture Trustee shall notify each Note Rating Agency and the Administrator upon the removal of the Servicer and upon the appointment of a Successor Servicer.

(b)           Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer; provided, however, that the Successor Servicer shall have (i) no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the Successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer and (ii) no liability or obligation with respect to any Servicer indemnification obligations of any prior servicer including the original Servicer.

(c)           In connection with such appointment and assumption, the Indenture Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the Trust Servicing Fee permitted to the Servicer pursuant to Section 4.02.  Each Transferor agrees that if the Servicer is terminated hereunder, it will agree to deposit a portion of the Collections in respect of Finance Charge Receivables that it is entitled to receive pursuant to this Agreement to pay its share of the compensation of the Successor Servicer.

(d)           All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Article VIII of the Trust Agreement, and shall pass to and be vested in the applicable Transferor and, without limitation, the applicable Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Servicer as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.  The Servicer agrees to cooperate with the applicable Transferor in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Receivables.  The Servicer shall transfer its electronic records relating to the Receivables to the applicable Transferor or its designee in such electronic form as it may reasonably request and shall transfer all other records, correspondence and documents to it in the manner and at such times as it shall reasonably request.  To the extent that compliance with this Section shall require the Servicer to disclose to the applicable Transferor information of any kind which the Servicer deems to be confidential, the applicable Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

Section 10.03      Notification to Noteholders.  Within five Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give written notice thereof to the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent and each Note Rating Agency, and the Indenture Trustee shall give notice thereof to the Noteholders.  Upon any termination or appointment of a Successor Servicer pursuant to this Article, the Indenture Trustee shall give prompt written notice thereof to the Noteholders.

Section 10.04      Waiver of Past Defaults.  The Holders of Notes evidencing more than 66⅔% of the aggregate unpaid principal amount of all Notes sustaining an Adverse Effect by any default by the Servicer may, on behalf of all Noteholders of such Series, Class or Tranche, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal relating to such Series, Class or Tranche pursuant to Article III.  Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

[END OF ARTICLE X]

ARTICLE XI

TERMINATION

Section 11.01      Termination of Agreement.  This Agreement and the respective obligations and responsibilities of the Trust, each Transferor, the Administrator and the Servicer under this Agreement shall terminate, except with respect to the indemnification obligations described in Section 7.04, on the Trust Termination Date.

[END OF ARTICLE XI]

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01      Amendment; Waiver of Past Defaults.

(a)           This Agreement may be amended from time to time by the Servicer, the Transferor, the Administrator and the Issuing Entity, by a written instrument signed by each of them, without the consent of the Indenture Trustee, any Collateral Agent or any of the Noteholders; provided that (i) each Transferor shall have delivered to the Indenture Trustee and the Owner Trustee an Officer’s Certificate, dated the date of any such amendment, stating that such Transferor reasonably believes that such amendment will not have an Adverse Effect and (ii) the Note Rating Agency Condition shall have been satisfied.  Additionally, notwithstanding the preceding sentence, this Agreement will be amended by the Servicer, the Administrator and the Issuing Entity at the direction of the Transferor without the consent of the Indenture Trustee or any of the Noteholders to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust (x) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a “financial asset securitization investment trust” as described in the provisions of Section 860L of the Internal Revenue Code, and (y) to avoid the imposition of state or local income or franchise taxes on the Trust’s property or its income; provided, however, that (A) each Transferor delivers to the Indenture Trustee, the Owner Trustee and the applicable Collateral Agent an Officer’s Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection and (B) such amendment does not affect the rights, duties, benefits, protections, privileges or immunities of the Indenture Trustee, the Owner Trustee (as such or in its individual capacity) or the applicable Collateral Agent hereunder.

This Agreement may also be amended from time to time by the Servicer, the Transferor, the Administrator and the Issuing Entity by a written instrument signed by each of them, without the consent of the Indenture Trustee or any of the Noteholders and without satisfaction of the Note Rating Agency Condition to add, modify or eliminate such provisions as may be necessary to satisfy accounting requirements under SFAS 140 and any related or successor accounting interpretations or requirements hereto for off-balance sheet treatment for the Collateral of the Issuing Entity.

Any amendments regarding the addition to or removal of Collateral Certificates or Receivables from the Trust as provided in Sections 2.12 and 2.13, executed in accordance with the provisions hereof, shall be considered amendments to this Agreement; provided, however, that such amendments shall be exempt from the requirements described in subsections 12.01(a) and (b).

(b)           This Agreement may also be amended in writing from time to time by the Servicer, the Transferor, the Administrator, the Indenture Trustee, the Collateral Agent and the Trust, with the consent of the Holders of Notes evidencing more than 66⅔% of the aggregate unpaid principal amount of the Notes of all affected Series, Classes or Tranches for which the Transferor has not delivered an Officer’s Certificate stating that there is no Adverse Effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions (changes in Early Amortization Events or Events of Default that decrease the likelihood of the occurrence thereof shall not be considered delays in the timing of distributions for purposes of this clause) to be made to Noteholders or deposits of amounts to be so distributed or the amount available under any Supplemental Credit Enhancement and any Derivative Agreement without the consent of each affected Noteholder, (ii) change the definition of or the manner of calculating the interest of any Noteholder without the consent of each affected Noteholder or (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Noteholder without the consent of the Holders of Notes of such Series, Class or Tranche evidencing more than 66⅔% of the aggregate unpaid principal amount of the Notes of such Series, Class or Tranche.

(c)           Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Trust shall furnish notification of the substance of such amendment to the Indenture Trustee and each Noteholder, and the Servicer shall furnish notification of the substance of such amendment to each Note Rating Agency.

(d)           It shall not be necessary for the consent of Noteholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

(e)           Any Indenture Supplement executed in accordance with the provisions of Article IX of the Indenture shall not be considered an amendment of this Agreement for the purposes of this Section 12.01.

(f)           The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s rights, duties, benefits, protections, privileges or immunities under this Agreement or otherwise.  In connection with the execution of any amendment hereunder, the Owner Trustee shall be entitled to receive the Opinion of Counsel described in subsection 12.02(d).

Section 12.02      Protection of Right, Title and Interest in and to Trust Assets.

(a)           Each Transferor shall cause this Agreement, all amendments and supplements hereto and all financing statements and continuation statements and any other necessary documents covering the Indenture Trustee’s and the Trust’s right, title and interest to the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Indenture Trustee, the Noteholders and the Trust hereunder to all property comprising the Trust Assets.  Each Transferor shall deliver to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.  Each Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

(b)           Within 30 days after any Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) seriously misleading within the meaning of Section 9-506 (or any comparable provision) of the UCC, such Transferor shall give the Owner Trustee and the Indenture Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust’s security interest or ownership interest in the Receivables and Collateral Certificates and the proceeds thereof.

(c)           Each Transferor and the Servicer shall give the Owner Trustee and the Indenture Trustee prompt written notice of any relocation of its chief executive office or any change in the jurisdiction under whose laws it is organized, provided, that, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement.  If so required, each of the Transferor and the Servicer shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust’s security interest in each Collateral Certificate and the Receivables and the proceeds thereof.  Each Transferor shall at all times maintain its chief executive offices within the United States and shall at all times be organized under the laws of a jurisdiction located within the United States.

(d)           Each Transferor shall deliver to the Owner Trustee and the Indenture Trustee (i) upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect specified in Exhibit D-1; (ii) on each date specified in subsection 2.12(c) with respect to the addition of Additional Accounts to be designated as Accounts, an Opinion of Counsel substantially in the form of Exhibit D-2, (iii) on each Addition Date on which any Collateral Certificates are to be included in the Trust pursuant to subsection 2.12(a) or (b), an Opinion of Counsel covering the same substantive legal issues addressed by Exhibits D-1 and D-2, but conformed to the extent appropriate to relate to Collateral Certificates; and (iv) on or before April 30 of each year, an Opinion of Counsel substantially in the form of Exhibit D-3.

Section 12.03      Fees Payable by the Transferor.  Notwithstanding anything contained in any other Transaction Document (unless such document specifically refers to this Section), the Transferor shall pay out of its own funds, without reimbursement, all expenses incurred, fees and disbursements of the Owner Trustee (as such and in its individual capacity), the Administrator, the Indenture Trustee and the applicable Collateral Agent (including, in each case, the reasonable fees and expenses of its outside counsel) and independent accountants and all other fees and expenses, including the costs of filing UCC continuation statements, the costs and expenses relating to obtaining and maintaining the listing of any Notes on any stock exchange, the costs and expenses relating to maintaining Bank Accounts, and any stamp, documentary, excise, property (whether on real, personal or intangible property) or any similar tax levied on the Trust or the Trust’s assets that are not expressly stated in this Agreement to be payable by any Transferor or the Trust (other than federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, assessed on the Trust).  In addition, the Transferor shall, until such time as Receivables are included as Trust Assets, pay the expenses incurred by the Servicer in connection with the Trust and the servicing activities hereunder including expenses related to enforcement of the Collateral Certificates and the Receivables, as set forth in subsection 4.01(e).  In the event an Additional Transferor is added, the existing Transferor or Transferors and the new Additional Transferor will, at such time, determine how the expenses described in this Section 12.03 shall be allocated.

Section 12.04      GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 12.05      Notices.

(a)           All demands, notices, instructions, directions and communications (collectively, “Notices”) under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission:

(i)                 in the case of Chase USA, as Transferor, Servicer or Administrator, to:

Chase Bank USA, National Association
201 North Walnut Street
Wilmington, Delaware 19801
Attention:  Keith W. Schuck
Fax: (302) 282-7634

with a copy to:

JPMorgan Chase & Co.
270 Park Avenue, 28th Floor
New York, New York 10017
Attention:  Brent Barton
Fax:  (212) 270-1850

(ii)                 in the case of the Trust or the Owner Trustee, to:

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890-1600
Attention:  Corporate Trust Administration
Fax:  (302) 636-4140

(iii)                 in the case of the Indenture Trustee or the Collateral Agent, to:

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
MAC: N9311-161
Minneapolis, Minnesota 55479
Attention:  Corporate Trust Services - Asset Backed Administration
Fax:  (612) 667-3464

(iv)                 in the case of the Note Rating Agency for a particular Series, the address, if any, specified in the Indenture Supplement relating to such Series, and

(v)                 to any other Person as specified in the Indenture or any Indenture Supplement; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

(b)           Any Notice required or permitted to be given to a Holder of Registered Notes shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Note Register.  No Notice shall be required to be mailed to a Holder of Bearer Notes but shall be given as provided below.  Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such Notice.  In addition, (x) if and so long as any Series, Class or Tranche of Notes is listed on the Luxembourg Stock Exchange and such stock exchange shall so require, any Notice to Noteholders shall be published in an Authorized Newspaper of general circulation in Luxembourg within the time period prescribed in this Agreement and (y) in the case of any Series, Class or Tranche with respect to which any Bearer Notes are Outstanding, any Notice required or permitted to be given to Noteholders of such Series, Class or Tranche shall be published in an Authorized Newspaper within the time period prescribed in this Agreement.

Section 12.06      Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions or of the Notes or the rights of the Noteholders.

Section 12.07      Further Assurances.  Each Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee and the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

Section 12.08      No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Trust, the Owner Trustee, the Indenture Trustee or the Noteholders, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 12.09      Counterparts.  This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 12.10      Third-Party Beneficiaries.  This Agreement will inure to the benefit of and be binding upon the parties hereto, the Owner Trustee, the Indenture Trustee, the Noteholders and their respective successors and permitted assigns.  Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

Section 12.11      Actions by Noteholders.

(a)           Wherever in this Agreement a provision is made that an action may be taken or a Notice, demand or instruction given by Noteholders, such action, Notice or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders.

(b)           Any Notice, request, demand, authorization, direction, consent, waiver or other act by the Holder of a Note shall bind such Holder and every subsequent Holder of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, any Transferor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 12.12      Rule 144A Information.  For so long as any of the Notes of any Series or Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each Transferor and each of the Owner Trustee, the Indenture Trustee and the Servicer agree to cooperate with each other to provide to any Noteholders of such Series or Class and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

Section 12.13      Merger and Integration.  Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.  This Agreement may not be modified, amended, waived or supplemented except as provided herein.

Section 12.14      Headings.  The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 12.15      Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by     Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust.  In no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the Trust Assets, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 12.16      No Petition.  To the fullest extent permitted by applicable law, each of the Indenture Trustee, the Collateral Agent, the Servicer, the Transferor and the Administrator, by entering into this Agreement, and each Noteholder, by accepting a Note, agrees that it will not at any time institute against any Master Trust or the Issuing Entity, or join in any institution against any Master Trust or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Agreement.

Section 12.17      Fiscal Year.  The fiscal year of the Trust will end on the last day of each calendar year.

Section 12.18       Waiver of Jury Trial  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

[END OF ARTICLE XII]

ARTICLE XIII

COMPLIANCE WITH REGULATION AB

Section 13.01      Intent of the Parties; Reasonableness.

The Transferor, the Servicer and the Indenture Trustee acknowledge and agree that the purpose of this Article XIII is to facilitate compliance by the Transferor with the provisions of Regulation AB and related rules and regulations of the Commission.  The Transferor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than the Transferor’s compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Servicer agrees to cooperate in good faith with any reasonable request by the Transferor for information regarding the Servicer which is required in order to enable the Transferor to comply with the provisions of Regulation AB, including, without limitation, Items 1103(a)(1), 1105, 1108, 1117, 1118, 1119, 1121, 1122 and 1123 of Regulation AB as it relates to the Servicer or to the Servicer’s obligations under this Agreement or any Transaction Document.

Section 13.02      Additional Representations and Warranties of the Servicer.

The Servicer shall be deemed to represent to the Transferor, as of the date on which information is provided to the Transferor under Section 13.03 that, except as disclosed in writing to the Transferor prior to such dates, to the best of its knowledge:  (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization involving credit card receivables due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a securitization involving credit card receivables, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of credit card receivables involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Transaction Document have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Transaction Document; and (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer, any Subservicer or any third-party originator.

Section 13.03      Information to Be Provided by the Servicer.

In connection with any Securitization Transaction, the Servicer shall (i) within five (5) Business Days following request by the Transferor, provide to the Transferor, in writing, the information specified in this Section 13.03, and (ii) as promptly as practicable following notice to or discovery by the Servicer of any changes to such information, provide to the Transferor, in writing, such updated information.

(a)           The Servicer shall provide such information regarding the Servicer and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a “Servicing Party”) as is required for the purpose of compliance with Item 1108 of Regulation AB.  Such information shall include, at a minimum:

(A)           the Servicing Party’s name and form of organization;

(B)           a description of how long the Servicing Party has been servicing credit card accounts; a general discussion of the Servicing Party’s experience in servicing assets of any type as well as a more detailed discussion of the Servicing Party’s experience in, and procedures for, the servicing function it will perform under this Agreement; information regarding the size, composition and growth of the Servicing Party’s portfolio of credit card accounts of a type similar to the Accounts and information on factors related to the Servicing Party that may be material, in the good faith judgment of the Transferor, to any analysis of the servicing of the Accounts or the related asset-backed securities, as applicable, including, without limitation:

(1)           whether any prior securitizations of credit card receivables involving the Servicing Party has defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)           the extent of outsourcing the Servicing Party utilizes;

(3)           whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of credit card receivables involving the Servicing Party as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)           whether the Servicing Party has been terminated as servicer in a securitization of credit card receivables, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)           such other information as the Transferor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)           a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicing Party’s policies or procedures with respect to the servicing function it will perform under this Agreement or any Transaction Document;

(D)           information regarding the Servicing Party’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicing Party could have a material adverse effect on the performance by the Servicing Party of its servicing obligations under this Agreement or any Transaction Document;

(E)           a description of the Servicing Party’s processes and procedures designed to address any special or unique factors involved in servicing;

(F)           a description of the Servicing Party’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as sale of defaulted receivables; and

(G)           information as to how the Servicing Party defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(b)           As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Transaction Document by any Person (i) into or with which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Transferor at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Transferor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Transferor, all information reasonably required by the Transferor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any series or class of Notes issued by the Issuing Entity.

(c)           In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement or any Transaction Document, if so requested by the Transferor, the Servicer shall provide such information regarding the performance of the Receivables or the servicing of the Accounts as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the distribution reports otherwise required to be delivered monthly by the Servicer under this Agreement or any Transaction Document, commencing with the first such report due not less than ten (10) Business Days following such request.

Section 13.04      Report on Assessment of Compliance and Attestation

(a)           On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

(i)                 deliver to the Transferor a report regarding the Servicer’s or any Subservicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Transferor and signed by an authorized officer of the Servicer or the applicable

Subservicer, and shall address each of the relevant Servicing Criteria set forth in Exhibit G, as may be amended from time to time by the parties hereto;

(ii)                 deliver to the Transferor a report of a registered public accounting firm reasonably acceptable to the Transferor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)                 instruct each Servicing Participant to deliver to the Transferor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

(iv)                 deliver to the Transferor and any other Person that will be responsible for signing the Sarbanes Certification on behalf of the Issuing Entity or the Transferor with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit F or such other form as may be mutually agreed upon.

The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(b)           Each assessment of compliance provided by a Subservicer pursuant to subsection 13.04(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit G hereto delivered to the Transferor concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Servicing Participant pursuant to subsection 13.04(a)(iii) needs not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 13.05.

(c)           Within thirty (30) days of receipt, the Transferor shall provide a copy of all reports prepared and delivered pursuant to this Section 13.04 to each Note Rating Agency.

Section 13.05      Use of Subservicers and Servicing Participants.

(a)           The Servicer shall use its best efforts to hire or otherwise utilize only the services of Subservicers that agree to comply with the provisions of this Section.  The Servicer shall use its best efforts to hire or otherwise utilize only the services of Servicing Participants, and shall use its best efforts to ensure that Subservicers hire or otherwise utilize only the services of Servicing Participants, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Transaction Document, if those Servicing Participants agree to comply with the provisions of subsection 13.05(b).

(b)           The Servicer shall use its best efforts to cause any Subservicer used by the Servicer (or by any Subservicer) to comply with the provisions of this Section and with Section 4.05, Section 13.02, subsection 13.03(c) and Section 13.04 to the same extent as if such Subservicer were the Servicer.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Transferor any servicer compliance statement required to be delivered by such Subservicer under Section 4.05, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 13.04 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification as and when required to be delivered.

(c)           Except as may otherwise be required pursuant to Section 7.06, it shall not be necessary for the Servicer to seek the consent of the Transferor to the utilization of any Servicing Participant.  The Servicer shall promptly upon request provide to the Transferor a written description (in form and substance satisfactory to the Transferor) of the role and function of each Servicing Participant utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Servicing Participant and (ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Servicing Participant.

As a condition to the utilization of any Servicing Participant, the Servicer shall use its best efforts to cause any such Servicing Participant used by the Servicer (or by any Subservicer) for the benefit of the Transferor to comply with the provisions of Section 13.04 to the same extent as if such Servicing Participant were the Servicer.  The Servicer shall be responsible for obtaining from each Servicing Participant and delivering to the Transferor any assessment of compliance and attestation required to be delivered by such Servicing Participant under Section 13.04, in each case as and when required to be delivered.

[END OF ARTICLE XIII]

IN WITNESS WHEREOF, the Transferor, the Servicer, the Administrator, the Indenture Trustee, the Collateral Agent and the Trust have caused this Transfer and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

CHASE BANK USA, NATIONAL
ASSOCIATION, as Transferor, Servicer and
Administrator

By:	/s/ Keith W. Schuck
	Name:	Keith W. Schuck
	Title:	President

CHASE ISSUANCE TRUST,
as Issuing Entity

By:	WILMINGTON TRUST COMPANY, not
in its individual capacity but solely as
Owner Trustee on behalf of the Trust

By:	/s/ Jeanne M. Oller
	Name:	Jeanne M. Oller
Title:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Indenture Trustee and Collateral Agent

By:	/s/ Cheryl Zimmerman
	Name:	Cheryl Zimmerman
	Title:	Assistant Vice President

CHAIT Third A&R TSA Signature Page

Acknowledged and Accepted:

WILMINGTON TRUST COMPANY,
not in its individual capacity but
solely as Owner Trustee

By:       /s/ James P. Lawler___________
Name:
Title:

CHAIT Third A&R TSA Signature Page

Schedule 1
List of Collateral Certificates
Chase Credit Card Master Trust Collateral Certificates

The Collateral Certificate issued pursuant to the Series 2004-CC Supplement to the Chase Credit Card Master Trust Pooling and Servicing Agreement, dated as of October 20, 2004, as amended

First USA Credit Card Master Trust Collateral Certificates

The Collateral Certificate issued pursuant to the Amended and Restated Series 2002-CC Supplement to the First USA Credit Card Master Trust Pooling and Servicing Agreement, dated as of October 15, 2004, as amended

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Schedule 2
List of Accounts
Delivered to Collateral Agent Only

[Deemed Incorporated]

2-1

Exhibit A-1
FORM OF ASSIGNMENT OF AN ADDITIONAL COLLATERAL CERTIFICATE

(as required by subsection 2.12(c)(v) of the Transfer and Servicing Agreement)

ASSIGNMENT NO. __ OF AN ADDITIONAL COLLATERAL CERTIFICATE, dated as of _____________, by and between CHASE BANK USA, NATIONAL ASSOCIATION, a national banking association (the “Bank”), as Transferor (the “Transferor”), and the CHASE ISSUANCE TRUST (the “Trust”), pursuant to the Agreement referred to below and acknowledged by the Bank in its capacity as servicer under the Agreement referred to below (in such capacity, the “Servicer”).

W I T N E S S E T H:

WHEREAS, the Bank, as Transferor, Servicer and Administrator, Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent, and the Trust are parties to the Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Agreement”);

WHEREAS, pursuant to subsection 2.12(a) or 2.12(b) of the Agreement, the Transferor wishes to designate an Additional Collateral Certificate and to convey hereby such Additional Collateral Certificate (as such term is defined in the Agreement) to the Trust for designation pursuant to the applicable Asset Pool Supplement; and

WHEREAS, the Owner Trustee, on behalf of the Trust, is willing to accept such designation and conveyance subject to the terms and conditions hereof;

NOW, THEREFORE, the Transferor and the Owner Trustee, on behalf of the Trust, hereby agree as follows:

1.           Defined Terms.  All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

“Addition Date” shall mean, with respect to the Additional Collateral Certificate designated on Schedule 1 hereto, ____________.

“Notice Date” shall mean, with respect to the Additional Collateral Certificate designated on Schedule 1 hereto, _____________ [which shall be a date on or prior to the third Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.12(a) of the Agreement and the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.12(b) of the Agreement].

2.           Conveyance of Additional Collateral Certificates.

(a)           The Transferor does hereby transfer, assign, set over and otherwise convey, without recourse except as set forth in the Agreement, to the Trust, all its right, title and

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interest in, to and under the Additional Collateral Certificate existing as of the close of business on the Addition Date.  The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, the applicable Collateral Agent, any Noteholders, any Supplemental Credit Enhancer or any Derivative Counterparty of any obligation of the Transferor or any other Person in connection with the Additional Collateral Certificate or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems, VISA®, MasterCard®1 or insurers.

(b)           If necessary, the Transferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Additional Collateral Certificate existing on the Addition Date meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of its interest in such Additional Collateral Certificate to the Trust, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Owner Trustee on or prior to the Addition Date.  None of the Owner Trustee, the Indenture Trustee or the applicable Collateral Agent shall be under any obligation whatsoever to file such financing or continuation statements or to make any filing under the UCC in connection with such sale and assignment.

(c)           The Transferor does hereby grant to the Trust a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Additional Collateral Certificate designated for sale on the Addition Date.  This Assignment constitutes a security agreement under the UCC.

(d)           The parties hereto agree that all transfers of Additional Collateral Certificates to the Trust pursuant to this Assignment are subject to, and shall be treated in accordance with, the Delaware Act and each of the parties hereto agrees that this Assignment has been entered into by the parties hereto in express reliance upon the Delaware Act.  For purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be transferred, in whole or in part, by the Transferor pursuant to this Assignment shall be deemed to no longer be the property, assets or rights of the Transferor.  The parties hereto acknowledge and agree that each such transfer is occurring in connection with a “securitization transaction” within the meaning of the Delaware Act.

3.           Acceptance by Owner Trustee.  The Owner Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property existing on the Addition Date which has been conveyed to the Trust pursuant to Section 2(a) of this Assignment.

4.           Representations and Warranties of the Transferor.  The Transferor hereby represents and warrants to the Trust, as of the Addition Date, that:

1 VISA® and MasterCard® are registered trademarks of VISA U.S.A., Inc., and of MasterCard International Inc., respectively.

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(a)           Legal, Valid and Binding Obligation.  This Assignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(b)           Eligibility of Additional Collateral Certificate.  As of the Addition Date, the Additional Collateral Certificate designated hereby is an Eligible Collateral Certificate;

(c)           Insolvency.  As of the Addition Date, no Insolvency Event with respect to the Transferor has occurred and the transfer by the Transferor of Additional Collateral Certificates to the Trust has not been made in contemplation of the occurrence thereof;

(d)           No Adverse Effect.  The acquisition by the Trust of the Additional Collateral Certificate shall not, in the reasonable belief of the applicable Transferor, result in an Adverse Effect;

(e)           Security Interest.  This Assignment constitutes either (i) a valid sale, transfer and assignment to the Trust of all right, title and interest of the Transferor in the Additional Collateral Certificate designated on the Addition Date and such Additional Collateral Certificate will be held by the Owner Trustee, on behalf of the Trust, free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates, or (ii) a valid transfer for security of all of the Transferor’s right, title and interest  in such Additional Collateral Certificate to the Owner Trustee, on behalf of the Trust, which is enforceable upon execution and delivery of this Assignment.  Upon the filing of all such appropriate financing statements, the Trust shall have a first priority perfected security or ownership interest in such property and proceeds;

(f)           No Conflict.  The execution and delivery by the Transferor of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Transferor, will not conflict with or violate any Requirements of Law applicable to the Transferor or conflict with, result in  any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties are bound;

(g)           No Proceedings.  There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

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(h)           All Consents.  All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Transferor in connection with the execution and delivery of this Assignment by the Transferor and the performance of the transactions contemplated by this Assignment by the Transferor, have been obtained.

5.           Conditions Precedent.  The designation of an Additional Collateral Certificate pursuant to Section 2 of this Assignment, the acceptance by the Trust pursuant to Section 3 of this Assignment and the amendment of the Agreement pursuant to Section 6 of this Assignment are each subject to the satisfaction of the conditions precedent set forth in subsection 2.12(c) of the Agreement on or prior to the dates specified in such subsection 2.12(c).  For purposes of subsection 2.12(c)(i) of the Agreement, “Notice Date” shall having the meaning specified in Section 1 hereof.  With respect to the condition specified in subsection 2.12(c)(xi) of the Agreement, the Bank shall have delivered to the Administrator, on behalf of the Trust, on or prior to the date hereof, a certificate of a Vice President or more senior officer substantially in the form of Schedule 2 hereto, certifying that (i) all requirements set forth in subsection 2.12(c) of the Transfer and Servicing Agreement for designating and conveying Additional Collateral Certificates have been satisfied and (ii) each of the representations and warranties made by the Transferor in Section 4 of this Assignment is true and correct as of the Addition Date.  The Owner Trustee and the Administrator may conclusively rely on such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

6.           Amendment of the Transfer and Servicing Agreement.  The Agreement is hereby amended to provide that all references therein to the “Transfer and Servicing Agreement,” to “this Agreement” and to “herein” shall be deemed from and after the Addition Date to be a dual reference to the Agreement as supplemented by this Assignment and all references therein to Additional Collateral Certificates shall be deemed to include the Additional Collateral Certificate designated hereby.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Agreement.

7.           Counterparts.  This Assignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

8.           GOVERNING LAW.  THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9.           Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Assignment has been executed and delivered by Wilmington Trust Company on behalf of the Trust, not in its individual capacity, but solely in its capacity as Owner Trustee, in

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no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Assignment and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

10.           Removal Upon Breach.  In the event of a breach of any of the warranties set forth in subsection 4(b) other than a breach or event set forth in subsection 2.05(a) of the Agreement, if as a result of such breach the related Collateral Certificate is no longer an Eligible Collateral Certificate or the Trust’s rights in, to or under such Collateral Certificate or its proceeds are impaired, then upon the expiration of 60 days (or such longer period as may be agreed to by the Indenture Trustee, the applicable Collateral Agent and the Servicer, but in no event later than 120 days) after the earlier to occur of the discovery thereof by the Transferor who conveyed such Collateral Certificate to the Trust or receipt by such Transferor of written notice thereof given by the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent or the Servicer, such Collateral Certificate shall be removed from the Trust on the terms and conditions set forth in subsection 2.05(b) of the Agreement and the Transferor shall accept reassignment of such Collateral Certificate; provided, however, that no such removal shall be required to be made if, on any day within such applicable period, such representations and warranties with respect to such Collateral Certificate shall then be true and correct in all material respects as if such Collateral Certificate had been designated for inclusion in the Trust on such day.

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IN WITNESS WHEREOF, the Transferor and the Owner Trustee, on behalf of the Trust, have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

CHASE BANK USA, NATIONAL
ASSOCIATION, as Transferor

By:
Name:
Title:

CHASE ISSUANCE TRUST,

By:	WILMINGTON TRUST COMPANY, not
in its individual capacity, but solely as
Owner Trustee on behalf of the Trust

By:
Name:
Title:

Acknowledged by:

CHASE BANK USA,
NATIONAL ASSOCIATION,
as Servicer

By: _________________________
        Name:
        Title:

A-1-6

Schedule 1 (to Exhibit A-1)
List of Additional Collateral Certificates

A-1-7

Schedule 2 (to Exhibit A-1)
Chase Bank USA, National Association

Officer’s Certificate

____________________, a duly authorized officer of Chase Bank USA, National Association (“Chase USA”), a national banking association, as transferor (the “Transferor”), hereby certifies and acknowledges on behalf of the Transferor that to the best of [her/his] knowledge the following statements are true on ___________ (the “Addition Date”), and acknowledges on behalf of the Transferor that this Officer’s Certificate will be relied upon by Wilmington Trust Company, as Owner Trustee on behalf of the Trust, in connection with the Trust entering into Assignment No. ___ of Additional Collateral Certificates, dated as of the related Addition Date (the “Assignment”), by and between the Transferor and the Trust, in connection with the Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007 (as heretofore supplemented and amended, the “Transfer and Servicing Agreement”), by and among Chase USA, as Transferor, Servicer and Administrator, the Chase Issuance Trust, as Issuing Entity, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.  The undersigned hereby certifies and acknowledges on behalf of the Transferor that:

(a)           Delivery of Assignment.  On or prior to the Addition Date, (i) the Transferor has delivered to the Trust the Assignment and (ii) the Transferor shall deliver to the Trust the Additional Collateral Certificate;

(b)           Legal, Valid and Binding Obligation.  This Assignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(c)           Eligibility of Additional Collateral Certificate. As of the Addition Date, the Additional Collateral Certificate designated hereby is an Eligible Collateral Certificate;

(d)           Insolvency.  As of the Addition Date, no Insolvency Event with respect to the Transferor has occurred and the transfer by the Transferor of Additional Collateral Certificates to the Trust has not been made in contemplation of the occurrence thereof;

(e)           No Adverse Effect.  The acquisition by the Trust of the Additional Collateral Certificate shall not, in the reasonable belief of the Transferor, result in an Adverse Effect;

(f)           Conditions Precedent.  All requirements set forth in subsection 2.12(c) of the Transfer and Servicing Agreement for designating and conveying Additional Collateral Certificates have been satisfied;

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(g)           No Proceedings.  There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

(h)           All Consents.  All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Transferor in connection with the execution and delivery of this Assignment by the Transferor and the performance of the transactions contemplated by this Assignment by the Transferor, have been obtained.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Asset Pool One Supplement.

IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of ________ ____.

CHASE BANK USA,
NATIONAL ASSOCIATION

By:
Name:
Title:

A-1-9

Exhibit A-2
FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

(as required by subsection 2.12(c)(iv) of the Transfer and Servicing Agreement)

ASSIGNMENT NO. ___ OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of __________, by and between CHASE BANK USA, NATIONAL ASSOCIATION, a national banking association (the “Bank”), as Transferor (in such capacity, the “Transferor”), and the CHASE ISSUANCE TRUST (the “Trust”), pursuant to the Agreement referred to below, and acknowledged by the Bank in its capacity as servicer under the Agreement referred to below (in such capacity, the “Servicer”).

W I T N E S S E T H:

WHEREAS, the Bank, as Transferor, Servicer and Administrator, Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent, and the Trust are parties to the Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Agreement”);

WHEREAS, pursuant to the Agreement, the Transferor wishes to designate Additional Accounts to be included as Accounts and to convey hereby the Receivables of such Additional Accounts (as each such term is defined in the Agreement), whether now existing or hereafter created, to the Trust; and

WHEREAS, the Administrator, on behalf of the Trust, is willing to accept such designation and conveyance subject to the terms and conditions hereof;

NOW, THEREFORE, the Transferor and the Administrator, on behalf of the Trust, hereby agree as follows:

1.           Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

“Addition Cut-Off Date” shall mean, with respect to the Additional Accounts designated hereby, _________________.

“Addition Date” shall mean, with respect to the Additional Accounts designated on Schedule 1 hereto, _________________.

“Notice Date” shall mean, with respect to the Additional Accounts designated on Schedule 1 hereto, ________________ which shall be a date on or prior to the third Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.12(a) of the Agreement and the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.12(b) of the Agreement.

A-2-1

2.           Designation of Additional Accounts.  No later than five Business Days after the Addition Date, the Transferor shall deliver to the Collateral Agent, as designee, on behalf of the Trust, a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Collateral Agent) of each VISA® and MasterCard® account which, as of the Addition Date, shall be deemed to be an Additional Account, identified by account number and the aggregate amount of the Receivables in each such Additional Account as of the Addition Cut-Off Date, and stating to which Asset Pool each such Additional Account belongs, which list shall be marked as Schedule 1 to this Assignment and, as of the Addition Date, shall modify and amend and be incorporated into and made part of the Agreement and shall supplement Schedule 1 to the Agreement.

3.           Conveyance of Receivables.

(a)  The Transferor does hereby sell, transfer and assign to the Trust all right, title and interest, whether owned on the Addition Cut-Off Date or thereafter acquired, of the Transferor in the Receivables existing on the Addition Cut-Off Date or thereafter created in the Additional Accounts, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including “proceeds” as defined in the applicable UCC) thereof and all Insurance Proceeds related thereto.  This Section 3(a) does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, the applicable Collateral Agent, any Noteholders, any Supplemental Credit Enhancement Provider or any Derivative Counterparty of any obligation of the Transferor or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems, VISA®, MasterCard® or insurers.

(b)           The Transferor hereby grants to the Trust a security interest in all of its right, title and interest, whether owned on the Addition Cut-Off Date or thereafter acquired, of the Transferor in the Receivables existing on the Addition Cut-Off Date or thereafter created in the Additional Accounts, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the “proceeds” (including “proceeds” as defined in the applicable UCC) thereof and all Insurance Proceeds related thereto to secure a loan in an amount equal to the unpaid principal amount of the Notes issued pursuant to the Indenture and the applicable Indenture Supplement and accrued and unpaid interest with respect thereto.  This Assignment constitutes a security agreement under the UCC.

(c)           If necessary, the Transferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables in Additional Accounts existing on the Addition Cut-Off Date and thereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of its interest in such Receivables to the Trust, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Owner Trustee on or prior to the Addition Date. The Owner Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any filing under the UCC in connection with such sale and assignment.

A-2-2

(d)           In connection with such transfers, the Transferor further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Accounts and designated hereby have been conveyed to the Trust pursuant to this Assignment for the benefit of the Noteholders.

(e)           The parties hereto agree that all transfers of Receivables to the Trust pursuant to this Assignment are subject to, and shall be treated in accordance with, the Delaware Act and each of the parties hereto agrees that this Assignment has been entered into by the parties hereto in express reliance upon the Delaware Act.  For purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be transferred, in whole or in part, by the Transferor pursuant to this Assignment shall be deemed to no longer be the property, assets or rights of the Transferor.  The parties hereto acknowledge and agree that each such transfer is occurring in connections with a “securitization transaction” within the meaning of the Delaware Act.

4.           Acceptance by Owner Trustee on Behalf of the Trust.  The Owner Trustee, on behalf of the Trust, hereby acknowledges its acceptance of all right, title and interest in and to the Receivables in the Additional Accounts now existing and hereafter created, conveyed to the Trust pursuant to Section 3(a) hereof and declares that the Trust shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of the Noteholders.

5.           Representations and Warranties of the Transferor.

(a)           Legal, Valid and Binding Obligation.  This Assignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(b)           Eligibility of Accounts.  As of the Addition Cut-Off Date, each Additional Account designated hereby was an Eligible Account;

(c)           Insolvency.  As of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Transferor has occurred and the transfer by the Transferor of Receivables arising in the Additional Accounts to the Trust has not been made in contemplation of the occurrence thereof;

(d)           No Adverse Effect.  The acquisition by the Trust of the Receivables arising in the Additional Accounts shall not, in the reasonable belief of the applicable Transferor, result in an Adverse Effect;

(e)           Security Interest.  This Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest, whether owned on the Addition Cut-Off Date or thereafter acquired, of the Transferor in the Receivables existing on the Addition Cut-Off Date or thereafter created in the Additional Accounts, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the “proceeds” (including “proceeds” as defined in the applicable UCC) thereof and

A-2-3

Insurance Proceeds related thereto, or, if this Assignment does not constitute a sale of such property, the Agreement as amended by this Assignment constitutes a grant of a “security interest” (as defined in the applicable UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Assignment, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation.  Upon the filing of the financing statements described in Section 3 of this Assignment and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security or ownership interest in such property;

(f)           No Conflict.  The execution and delivery by the Transferor of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Transferor, will not conflict with or violate any Requirements of Law applicable to the Transferor or conflict with, result in  any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties are bound;

(g)           No Proceedings.  There are no proceedings or investigations, pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

(h)           All Consents.  All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Transferor in connection with the execution and delivery of this Assignment by the Transferor and the performance of the transactions contemplated by this Assignment by the Transferor, have been obtained.

6.           Conditions Precedent.  The designation of Additional Accounts pursuant to Section 2 of this Assignment, the conveyance of Receivables pursuant to Section 3 of this Assignment and the amendment of the Agreement pursuant to Section 7 hereof are each subject to the satisfaction of the conditions precedent set forth in subsection 2.12(c) of the Agreement on or prior to the dates specified in such subsection 2.12(c), except to the extent any such conditions have been waived.  For purposes of subsection 2.12(c)(i) of the Agreement, “Notice Date” shall having the meaning specified in subsection 1 hereof.  With respect to the condition specified in subsection 2.12(c)(xi) of the Agreement, the Bank shall have delivered to the Administrator, on behalf of the Trust, on or prior to the date hereof, a certificate of a Vice President or more senior officer substantially in the form of Schedule 2 hereto, certifying that (i) all requirements set forth in subsection 2.12(c) of the Agreement for designating and conveying Receivables in Additional Accounts have been satisfied or waived and (ii) each of the representations and warranties made by the Transferor in Section 5 of this Assignment is true and correct as of the Addition Date.  The Owner Trustee and the Administrator may conclusively rely on such Officer’s Certificate,

A-2-4

shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

7.           Amendment of the Transfer and Servicing Agreement.  The Agreement is hereby amended to provide that all references therein to the “Transfer and Servicing Agreement,” to “this Agreement” and to “herein” shall be deemed from and after the Addition Date to be a dual reference to the Agreement as supplemented by this Assignment.  All references therein to Additional Accounts shall be deemed to include the Additional Accounts designated hereby and all references therein to Receivables shall be deemed to include the Receivables conveyed hereby.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Agreement.

8.           Counterparts.  This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

9.           GOVERNING LAW.  THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10.           Removal Upon Breach.  In the event of a breach of any of the warranties set forth in Section 5(b) hereof other than a breach or event set forth in subsection 2.05(a) of the Agreement, if as a result of such breach the related Receivable is no longer an Eligible Receivable or the Trust’s rights in, to or under such Receivable or its proceeds are impaired, then upon the expiration of 60 days (or such longer period as may be agreed to by the Indenture Trustee, the applicable Collateral Agent and the Servicer, but in no event later than 120 days) after the earlier to occur of the discovery thereof by the Transferor who conveyed such Receivable to the Trust or receipt by such Transferor of written notice thereof given by the Owner Trustee, the Indenture Trustee, the applicable Collateral Agent or the Servicer, such Receivable shall be removed from the Trust on the terms and conditions set forth in subsection 2.05(b) of the Agreement and the Transferor shall accept reassignment of such Receivable; provided, however, that no such removal shall be required to be made if, on any day within such applicable period, such representations and warranties with respect to such Receivable shall then be true and correct in all material respects as if such Receivable had been designated for inclusion in the Trust on such day.

A-2-5

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

CHASE BANK USA, NATIONAL
ASSOCIATION, as Transferor

By:
Name:
Title:

CHASE ISSUANCE TRUST,

By:	WILMINGTON TRUST COMPANY, not
in its individual capacity, but solely as
Owner Trustee on behalf of the Trust

By:
Name:
Title:

Acknowledged by:

CHASE BANK USA,
NATIONAL ASSOCIATION,
as Servicer

By: _________________________
        Name:
        Title:

A-2-6

Schedule 1 (to Exhibit A-2)

List of Additional Accounts

A-2-7

Schedule 2 (to Exhibit A-2)

Chase Bank USA, National Association

Officer’s Certificate

____________________, a duly authorized officer of Chase Bank USA, National Association (“Chase USA”), a national banking association, as transferor (the “Transferor”), hereby certifies and acknowledges on behalf of the Transferor that to the best of [her/his] knowledge the following statements are true on ___________ (the “Addition Date”), and acknowledges on behalf of the Transferor that this Officer’s Certificate will be relied upon by Wilmington Trust Company, as Owner Trustee on behalf of the Chase Issuance Trust (the “Trust” or “Issuing Entity”), in connection with the Trust entering into Assignment No. ___ of Receivables in Additional Accounts, dated as of the Addition Date (the “Assignment”), by and between the Transferor and the Trust, in connection with the Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007 (as heretofore supplemented and amended, the “Transfer and Servicing Agreement”), each by and among Chase USA, as Transferor, Servicer and Administrator, the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.  The undersigned hereby certifies and acknowledges on behalf of the Transferor that:

(a)           Delivery of Assignment.  On or prior to the Addition Date, (i) the Transferor has delivered to the Trust the Assignment, and (ii) the Transferor has indicated in its computer files that the Receivables created in connection with the Additional Accounts have been transferred to the Issuing Entity.  The Transferor shall deliver to the Collateral Agent, as designee, on behalf of the Issuing Entity, a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Collateral Agent) of the Additional Accounts, identified by account number and the aggregate amount of the Receivables in each Additional Account as of the Addition Cut-Off Date, and stating to which Asset Pool the Additional Accounts belong, which list shall, as of the Addition Date, modify and amend and be incorporated into and made a part of the Assignment and the Transfer and Servicing Agreement;

(b)           Legal, Valid and Binding Obligation.  This Assignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(c)           Eligibility of Additional Accounts.  As of the Addition Cut-Off Date, each Additional Account designated thereby is an Eligible Account;

(d)           Insolvency.  As of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Transferor has occurred and the transfer by the Transferor of Receivables arising in the Additional Accounts to the Trust has not been made in contemplation of the occurrence thereof;

A-2-8

(e)           No Adverse Effect.  The acquisition by the Trust of the Receivables arising in the Additional Accounts shall not, in the reasonable belief of the Transferor, result in an Adverse Effect;

(f)           Conditions Precedent.  All requirements set forth in subsection 2.12(c) of the Transfer and Servicing Agreement for designating and conveying Receivables arising in the Additional Accounts have been satisfied or waived;

(g)           No Proceedings.  There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

(h)           All Consents.  All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Transferor in connection with the execution and delivery of this Assignment by the Transferor and the performance of the transactions contemplated by this Assignment by the Transferor, have been obtained.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Asset Pool One Supplement.

IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of _________________.

CHASE BANK USA,
NATIONAL ASSOCIATION

By:
Name:
Title:

A-2-9

Exhibit B

FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS

(as required by subsection 2.13(b)(iv) of the Transfer and Servicing Agreement)

REASSIGNMENT NO. _______ OF RECEIVABLES IN REMOVED ACCOUNTS (this “Reassignment”) dated as of _________, by and between CHASE BANK USA, NATIONAL ASSOCIATION, a national banking association (the “Bank”), as Transferor (the “Transferor”) and Servicer (the “Servicer”) and the CHASE ISSUANCE TRUST (the “Trust”), pursuant to the Agreement referred to below.
W I T N E S S E T H:

WHEREAS, the Bank, as Transferor, Servicer and Administrator, Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent, and the Trust are parties to the Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Agreement”);

WHEREAS, pursuant to the Agreement, the Transferor wishes to remove from the Trust all Receivables owned by the Trust in certain designated Accounts identified on Schedule 1 to this Reassignment (the “Removed Accounts”) and to cause the Trust to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Transferor; and

WHEREAS, Wilmington Trust Company, as owner trustee (the “Owner Trustee”), on behalf of the Trust, is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

NOW, THEREFORE, the Transferor and the Owner Trustee, on behalf of the Trust, hereby agree as follows:
1.           Defined Terms.  All terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

“Removal Cut-Off Date” shall mean, with respect to the Removed Accounts, __________.

“Removal Date” shall mean, with respect to the Removed Accounts, ______________.

“Removal Notice Date” shall mean, with respect to the Removed Accounts, ______________.

2.           Designation of Removed Accounts.  Within five Business Days after the Removal Date, or as otherwise agreed upon by the Transferor and the Owner Trustee, on behalf of the Trust, the Transferor will deliver to the Collateral Agent, as designee, on behalf of the Trust, a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Collateral Agent) of all Removed Accounts identified by account number and the aggregate amount of Principal Receivables in such Removed Accounts as of the Removal Cut-Off Date, which list shall, as of the Removal Date, modify and amend and be incorporated into and made a part of the Agreement.

3.           Reconveyance of Receivables.  The Owner Trustee, on behalf of the Trust, does hereby transfer, assign, set over and otherwise reconvey to the Transferor, without recourse, on and after the Removal Date, all right, title and interest of the Trust in, to and under the Receivables now existing and hereafter created from time to time in the Removed Accounts identified on Schedule 1 hereto, all Interchange and Recoveries related thereto, all monies due or to become due (including all Finance Charge Receivables) and all amounts received or receivable with respect thereto and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) thereof (the “Removed Collateral”).

4.           Representations and Warranties of the Transferor.  The Transferor hereby represents and warrants to the Trust as of the Removal Date that:

(a)           Legal, Valid and Binding Obligation.  This Reassignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(b)           Satisfaction of Additional Requirements.  All of the requirements for the removal of Accounts under the applicable Asset Pool Supplement have been satisfied; and

(c)           Required Transferor Amount and Minimum Pool Balance.  The removal of any Receivable of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Transferor, cause, with respect to the Asset Pool in which such Receivables had been designated for inclusion, an Adverse Effect or the Transferor Amount for such Asset Pool to be less than the Required Transferor Amount for that Asset Pool or the Pool Balance for that Asset Pool to be less than the Minimum Pool Balance for such Monthly Period in which such removal occurs.

5.           Representations and Warranties of the Servicer.   No selection procedures believed by the Servicer to be materially adverse to the interests of the Noteholders were utilized in selecting the Removed Accounts to be removed from the Trust and (I) a random selection procedure was used by the Servicer in selecting the Removed Accounts and only one such removal of randomly selected Accounts shall occur in the then current Monthly Period, (II) the Removed Accounts arose pursuant to an affinity, private-label, agent-bank, co-branding or other arrangement with a third party that has been cancelled by such third party or has expired without renewal and which by its terms permits the third party to repurchase the Removed Accounts subject to such arrangement, upon such cancellation or non-renewal and the third party has exercised such repurchase right or (III) the Removed Accounts were selected using another method that will not preclude transfers from being accounted for as sales under generally accepted accounting principles or prevent the Trust from continuing to qualify as a qualifying special purpose entity in accordance with SFAS 140.

6.           Conditions Precedent.  The reassignment hereunder of the Receivables in the Removed Accounts and the amendment of the Agreement pursuant to Section 8 of this Reassignment are each subject to:

(a)           the satisfaction, on or prior to the Removal Date, of the conditions set forth in subsection 2.13(b) of the Agreement; and

(b)           the delivery, on or prior to the Removal Date, to the Owner Trustee by the Transferor and the Servicer of an Officer’s Certificate substantially in the form of Schedule 2-A or 2-B to this Reassignment, as applicable.  The Owner Trustee may conclusively rely on such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

7.           Representations and Warranties of the Trust.  Since the date of the transfer by the Transferor under the Agreement, the Owner Trustee, on behalf of the Trust, has not sold, transferred or encumbered any Receivable in any Removed Account or any interest therein.

8.           Amendment of the Transfer and Servicing Agreement.  The Agreement is hereby amended to provide that all references therein to the “Transfer and Servicing Agreement,” to “this Agreement” and to “herein” shall be deemed from and after the Removal Date to be a dual reference to the Agreement as supplemented by this Reassignment.  All references therein to the Accounts shall be deemed not to include the Removed Accounts designated hereunder and all references to Receivables shall be deemed not to include the Receivables reconveyed hereunder.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Agreement.

9.           Release.

(a)           The Owner Trustee, on behalf of the Trust, hereby expressly terminates, relinquishes, releases, discharges and renders ineffective any and all security interests, liens, mortgages and encumbrances, as against the Transferor, any transferee of the Transferor and any person claiming title to or an interest in the Removed Collateral through any such person, or any successor or assign of any of the foregoing (all such persons and entities being referred to individually as a “Transferee” and collectively as the “Transferees”), any and all right, title, benefit, interest or claim whatsoever, present or future, actual or contingent (collectively, “Rights”), owned or held by the Trust to, against or in respect of the Removed Collateral.

(b)           In case any provision of this Reassignment shall be rendered invalid, illegal or unenforceable in any jurisdiction, the Owner Trustee, on behalf of the Trust,

hereby acknowledges that the interest of the Trust in the Removed Collateral is subordinate and junior to the security interest of any Transferee and hereby expressly agrees that any security interest it may have in any Removed Collateral is and shall remain subordinate and junior to all security interests granted by a Transferee, regardless of the time of the recording, perfection or filing thereof or with respect thereto.

(c)           The Owner Trustee, on behalf of the Trust, acknowledges and agrees that the Transferees and their representatives are expressly entitled to rely on the provisions of this Section 9, it being the intent of the Owner Trustee, on behalf of the Trust, that the Transferees will acquire title to the Removed Collateral purchased by them free of any Rights owned or held by the Trust to, against or in respect of the Removed Collateral.

10.           Counterparts.  This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

11.           GOVERNING LAW.   THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

12.           Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Reassignment has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Reassignment and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

13.           Authorization.  The Owner Trustee, on behalf of the Trust, hereby authorizes the Transferor, or any agent designated by the Transferor, to file any financing statements or continuation statements, and amendments to financing statements, in any jurisdictions and with any filing offices as the Transferor may determine, in its sole discretion, are necessary or advisable to perfect the conveyance to the Transferor pursuant to Section 3 hereof.  Such financing statements may describe the collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Transferor may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Transferor in connection herewith, including, without limitation, describing such property as “all assets” or “all personal property.”

IN WITNESS WHEREOF, the Transferor, the Servicer and the Owner Trustee, on behalf of the Trust, have caused this Reassignment to be duly executed by their respective officers as of the day and year first above written.

CHASE BANK USA, NATIONAL
ASSOCIATION, as Transferor and Servicer

By:
Name:
Title:

CHASE ISSUANCE TRUST,

By:	WILMINGTON TRUST COMPANY, not
in its individual capacity, but solely as
Owner Trustee on behalf of the Trust

By:
Name:
Title:

Schedule 1

to Reassignment

List of Removed Accounts

Schedule 2-A
to Reassignment
of Receivables
Chase Bank USA, National Association
Officer’s Certificate

____________________, a duly authorized officer of Chase Bank USA, National Association, a national banking association (the “Transferor”), hereby certifies and acknowledges on behalf of the Transferor that to the best of [her/his] knowledge the following statements are true on _____________ (the “Removal Date”), and acknowledges on behalf of the Transferor that this Officer’s Certificate will be relied upon by Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) of the Chase Issuance Trust (the “Trust” or “Issuing Entity”) in connection with the Owner Trustee entering into Reassignment No. ___ of Receivables in Removed Accounts, dated as of the Removal Date (the “Reassignment”), by and between the Transferor and the Owner Trustee, on behalf of the Trust, in connection with the Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007 (as heretofore supplemented and amended, the “Transfer and Servicing Agreement”), by and among Chase Bank USA, National Association, as Transferor, Servicer and Administrator, Chase Issuance Trust, as the Issuing Entity, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

The undersigned hereby certifies and acknowledges on behalf of the Transferor that:

(a)           All of the requirements for the removal of Accounts under the Asset Pool One Supplement have been satisfied.

(b)           On or prior to the Removal Date, the Transferor has delivered to the Owner Trustee, on behalf of the Trust, for execution, the Reassignment and within five Business Days after the Removal Date, or as otherwise agreed upon between the Transferor and the Collateral Agent, as designee, on behalf of the Issuing Entity, the Transferor shall deliver to the Collateral Agent, as designee, on behalf of the Issuing Entity, a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Collateral Agent) of the Removed Accounts, identified by account number and the aggregate amount of the Receivables outstanding in each Removed Account as of the Removal Cut-Off Date, and stating from which Asset Pool the Removed Accounts are to be removed.  Such list shall, as of the Removal Date, modify, amend and be incorporated into and made a part of the Reassignment and the Transfer and Servicing Agreement.

(c)           The Reassignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(d)           On or before the fifth Business Day prior to the Removal Date, the Transferor gave the Owner Trustee, on behalf of the Trust, and the Servicer written notice that the Receivables from the Removed Accounts are to be reassigned to the Transferor or its designee, specifying the date for removal of the Removed Accounts.

(e)           The removal of any Receivable of any Removed Accounts on the Removal Date shall not, in the reasonable belief of the Transferor, cause, with respect to the Asset Pool from which such Receivable had been designated for removal, an Adverse Effect or the Transferor Amount for such Asset Pool to be less than the Required Transferor Amount for such Asset Pool or the Pool Balance for such Asset Pool to be less than the Minimum Pool Balance for such Asset Pool for such Monthly Period in which such removal occurs.

(f)           After giving effect to the removal of such Removed Accounts, the Transferor Interest shall not be less than the Minimum Transferor Interest and the amount of Principal Receivables in the Trust shall not be less than the Minimum Aggregate Principal Receivables.

(g)           All requirements set forth in Section 2.13 of the Transfer and Servicing Agreement for designating Removed Accounts and conveying the Principal Receivables of such Accounts, whether now existing or hereafter created, have been satisfied.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Transfer and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand as of the _____ day of ___________.

CHASE BANK USA, NATIONAL
ASSOCIATION as Treasurer

By:
Name:
Title:

Schedule 2-B
to Reassignment
of Receivables
Chase Bank USA, National Association
Officer’s Certificate of the
Servicer

____________________, a duly authorized officer of Chase Bank USA, National Association, a national banking association (the “Servicer”), hereby certifies and acknowledges on behalf of the Servicer that to the best of [her/his] knowledge the following statements are true on _____________ (the “Removal Date”), and acknowledges on behalf of the Servicer that this Officer’s Certificate will be relied upon by Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) of the Chase Issuance Trust (the “Issuing Entity”) in connection with the Owner Trustee entering into Reassignment No. ___ of Receivables in Removed Accounts, dated as of the related Removal Date (the “Reassignment”), by and between the Transferor and the Owner Trustee, on behalf of the Trust, in connection with the Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007 (as heretofore supplemented and amended, the “Transfer and Servicing Agreement”), by and among Chase Bank USA, National Association, as Transferor, Servicer and Administrator, the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

The undersigned hereby certifies and acknowledges on behalf of the Transferor that (x) a random selection procedure was used by the Servicer in selecting the Removed Accounts and only one such removal of randomly selected Accounts shall occur in the then current Monthly Period, (y) the Removed Accounts arose pursuant to an affinity, private-label, agent-bank, co-branding or other arrangement with a third party that has been cancelled by such third party or has expired without renewal and which by its terms permits the third party to repurchase the Removed Accounts subject to such arrangement, upon such cancellation or non-renewal and the third party has exercised such repurchase right or (z) the Removed Accounts were selected using another method that will not preclude transfers from being accounted for as sales under generally accepted accounting principles or prevent the Issuing Entity from continuing to qualify as a qualifying special purpose entity in accordance with SFAS 140 (or any relevant replacement statement).

Initially capitalized terms used herein and not otherwise defined are used as defined in the Transfer and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand as of the ____ day of _________________.

CHASE BANK USA, NATIONAL
ASSOCIATION as Servicer

By:
Name:
Title:

Exhibit C

FORM OF ANNUAL SERVICER’S CERTIFICATE
SERVICER COMPLIANCE STATEMENT
Chase Bank USA, National Association
Chase Issuance Trust

The undersigned, a duly authorized officer of Chase Bank USA, National Association (the “Bank”), as Servicer pursuant to the Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007 (as amended and supplemented from time to time, the “Agreement”), among the Bank, as transferor, administrator and servicer (in such capacity, the “Servicer”), Chase Issuance Trust (the “Trust”) and Wells Fargo Bank, National Association, as indenture trustee (the “Trustee”) and collateral agent, does hereby certify that:

1.	The Bank is, as of the date hereof, the Servicer under the Agreement.

2.	A review of the Servicer’s activities during the calendar year ended December 31, 20__ (the “Reporting Period”) and of its performance under the Agreement has been made under my supervision.

3.
To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period [or if there has been a failure to fulfill any such obligation in any material respect, specify each such failure known to such officer and the nature and status thereof].

C-1

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of __________________.

CHASE BANK USA, NATIONAL
ASSOCIATION as Servicer

By:
Name:
Title:

C-2

Exhibit D-1
FORM OF OPINION OF COUNSEL

WITH RESPECT TO AMENDMENTS

Provisions to be included in

Opinion of Counsel to be delivered pursuant

to subsection 12.02(d)(i)

The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions Of Counsel delivered on any applicable Closing Date.

1.           The amendment to the Transfer and Servicing Agreement, attached hereto as Schedule 1 (the “Amendment”), has been duly authorized, executed and delivered by the Transferor and constitutes the legal, valid and binding agreement of the Transferor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws from time to time in effect affecting creditors’ rights generally.  The enforceability of the Transferor’s obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.           The Amendment has been entered into in accordance with the terms and provisions of Section 12.01 of the Transfer and Servicing Agreement.

D-1-1

Exhibit D-2

FORM OF OPINION OF COUNSEL
WITH RESPECT TO COLLATERAL CERTIFICATES

Provisions to be included in
Opinion of Counsel to be
delivered pursuant to
subsection 12.02(d)(ii) or (iii)

The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date.

1.           To the extent that the transfer of the Collateral Certificate to the Owner Trustee on behalf of the Owner Trust is characterized as a transfer for security, the provisions of the Transfer and Servicing Agreement are effective under the UCC of the State of Delaware to create a valid security interest in the Owner Trustee’s rights, on behalf of the Trust, in the Collateral Certificate and the proceeds thereof to secure a loan in an amount equal to the unpaid principal amount of the Notes and accrued and unpaid interest with respect thereto.

2.           The Bank has authorized the filing of the financing statement (the “Bank Financing Statement”) identifying “Chase Bank USA, National Association,” as debtor, and “Wilmington Trust Company, as Owner Trustee on behalf of the Chase Issuance Trust,” as secured party, for purposes of Section 9-509 of the Delaware UCC.

3.           The Bank Financing Statement includes not only all types of information required by Section 9-502(a) of the UCC of the State of Delaware but also all of the types of information without which the office of the Secretary of State of the State of Delaware (the “Filing Office”) may refuse to accept the Bank Financing Statement pursuant to Section 9-516 of the UCC of the State of Delaware.

4.           Under the UCC of the State of Delaware, the security interest of the Owner Trustee, for the benefit of the Trust, will be perfected in the Collateral Certificate and proceeds thereof upon the later of the attachment of the security interest and the filing of the Bank Financing Statement in the Filing Office.

5.           To the extent that the transfer of the Collateral Certificate to the Collateral Agent is characterized as a transfer for security, the provisions of the Asset Pool One Supplement are effective under the Delaware UCC to create, in favor of the Collateral Agent for the benefit of the Asset Pool One Noteholders under the Asset Pool One Supplement, a valid security interest in the Collateral Agent’s rights in the Collateral Certificate and the proceeds thereof to secure a loan in an amount equal to the unpaid principal amount of the Notes and accrued and unpaid interest with respect thereto.

6.           The Owner Trustee, on behalf of the Owner Trust, has authorized the filing of the financing statement (the “Owner Trust Financing Statement”) identifying “Chase Issuance

D-2-1

Trust,” as debtor, and “Wells Fargo Bank, National Association, as Collateral Agent,” as secured party, for purposes of Section 9-509 of the UCC of the State of Delaware.

7.           The Owner Trust Financing Statement includes not only all types of information required by Section 9-502(a) of the UCC of the State of Delaware but also all of the types of information without which the Filing Office may refuse to accept the Owner Trust Financing Statement pursuant to Section 9-516 of the UCC of the State of Delaware.

8.           Under the UCC of the State of Delaware, the security interest of the Collateral Agent, as secured party, will be perfected in the Collateral Certificate and proceeds thereof upon the later of the attachment of the security interest and the filing of the Owner Trust Financing Statement in the Filing Office.

D-2-2

Exhibit D-3

PROVISIONS TO BE INCLUDED IN
ANNUAL OPINION OF COUNSEL

The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date with respect to similar matters.  Unless otherwise indicated, all capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement.

1.           No filing or other action, other than such filing or other action described in such opinion, is necessary from the date of such opinion through April 30 of the following year to continue the perfected status of the security interest of the Trust in the Receivables described in the financing statements referenced in such opinion.

2.           No filing or other action, other than such filing or other action described in such opinion, is necessary from the date of such opinion through April 30 of the following year to continue the perfected status of the security interest of the Collateral Agent in the Receivables described in the financing statements referenced in such opinion.

D-3-1

Exhibit E
FORM OF POWER OF ATTORNEY

POWER OF ATTORNEY

STATE OF NEW YORK                                 )
                         )  ss.:
COUNTY OF NEW YORK                            )
KNOW ALL MEN BY THESE PRESENTS, that Chase Issuance Trust, a Delaware statutory business trust (the “Trust”) does hereby make, constitute and appoint Chase Bank USA, National Association, as Administrator under the Transfer and Servicing Agreement (as defined below), and its agents and attorneys, as Attorneys in Fact to execute on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Related Agreements (as defined in the Transfer and Servicing Agreement) including, without limitation, to appear for and represent the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Trust could perform including, without limitation, the right to distribute and receive confidential information, defend and assert positions in response to deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.  For the purpose of this Power of Attorney, the term “Transfer and Servicing Agreement” means the Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007, among the Trust, Chase Bank USA, National Association, as Transferor, Servicer and Administrator, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent, as such may be amended from time to time.

All powers of attorney for this purpose heretofore filed or executed by the Trust are hereby revoked.

EXECUTED this ____ day of __________, 2007.

CHASE ISSUANCE TRUST

By:       WILMINGTON TRUST COMPANY,
as Owner Trustee

By:       _________________________
Name:
Title:

E-1

Exhibit F
FORM OF ANNUAL CERTIFICATION

Chase Issuance Trust (the “Trust”)

I, [         ], certify that:

1.
I have reviewed this annual report on Form 10-K (this “report”) and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Trust (the “Exchange Act periodic reports”);

2.
Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.
Based on my knowledge and the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the servicing agreement; and

5.
All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

[In giving the certification above, I have reasonably relied on information provided to me by the following unaffiliated parties:  [         ]]

Date:  March [  ], 20__

By:	[ ]
Name: [ ]
Title: [ ]
(senior officer of Chase Bank USA,
National Association in charge of
securitization)

F-1

Exhibit G
SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the [Servicer] [Subservicer] shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria”:

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA	INAPPLICABLE SERVICING CRITERIA
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	[2]
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the credit card loans are maintained.		X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on credit card accounts are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established for overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.		X

2 If any material servicing activities are outsourced to third parties, Item 1122 (d) (1) (ii) would be included in the Applicable Servicing Criteria for Servicer.

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA	INAPPLICABLE SERVICING CRITERIA
Reference	Criteria
1122(d)(2)(vii)
 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X1
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X2
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X3
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.		X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements		X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X

[1]	The Asserting Party allocates amounts due to investors and remits such amounts to the Paying Agent in accordance with the timeframes, distribution priority and other terms set forth in the transaction agreements.
[2]	Amounts remitted to the Paying Agent pursuant to the transaction agreements are posted to the Asserting Party’s records within two business days.
[3]	The Asserting Party agrees amounts remitted to investors per the investor reports to amounts remitted to the Paying Agent per the bank statements.

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA	INAPPLICABLE SERVICING CRITERIA
Reference	Criteria
1122(d)(4)(iv)
Payments on credit card accounts, including any payoffs, made in accordance with the related credit card account documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the accounts agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's account (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period an Account is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent Accounts including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for Accounts with variable rates are computed based on the related Account documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA	INAPPLICABLE SERVICING CRITERIA
Reference	Criteria
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	[3]

[NAME OF [SERVICER]
[SUBSERVICER]]

Date:
By:
Name:
Title:

[3]	If there are any external enhancement or other support identified in Item 1114 (a) (1) through (3) or Item 1115 of Regulation AB, Item 1122 (d) (4) (xv) would be included in the Applicable Servicing Criteria for the Servicer.

Exhibit H

[FORM OF OPINION OF COUNSEL REGARDING ADDITIONAL ACCOUNTS]

The opinion set forth below, which is to be delivered pursuant to subsection 2.12(c)(xii) of the Third Amended and Restated Transfer and Servicing Agreement, may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel delivered on the Addition Date with respect to similar matters.

The provisions of the applicable Account Assignment and the Transfer and Servicing Agreement are effective to create, in favor of the Indenture Trustee, a valid security interest (as such terms are defined in the UCC as in effect in the State of Delaware) in all of the Transferor’s right, title and interest in and to that portion of the Receivables which constitutes accounts under the Delaware UCC and proceeds thereof which security interest if characterized as a transfer for security will secure all Secured Obligations and which security interest if characterized as a sale of accounts will constitute a valid sale of all of the Transferor’s right, title and interest in and to the Receivables and the proceeds thereof.

[The Transferor Financing Statement having been filed in the appropriate filing office][Assumes one filing as of the date of the Amended and Restated Transfer and Servicing Agreement.  See Section 2.01 and Exhibit A-2 (Assignment)] and Assignment No. [_] having been executed and delivered by the parties thereto, under the UCC as in effect in the State of Delaware, the security interest referred to in the preceding paragraph hereof in favor of the Indenture Trustee in the Receivables and proceeds thereof has been perfected, and no other security interest of any other creditor of the Transferor will be equal or prior to the security interest of the Indenture Trustee in such Receivables and the proceeds thereof.

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